Exhibit 10.10

ASSET PURCHASE AGREEMENT

between

New Jersey Mining Company

and

Hecla Silver Valley, Inc.

dated as of May 18, 2018

TABLE OF CONTENTS

ARTICLE I DEFINITIONS, INTERPRETATION, AND CONSTRUCTION

1

Section 1.01 Definitions

1

Section 1.02 Interpretation

5

Section 1.03 Construction

5

ARTICLE II PURCHASE AND SALE

5

Section 2.01 Purchase and Sale of Assets

5

Section 2.02 No Assumption of Liabilities

6

Section 2.03 Purchase Price

6

Section 2.04 Closing

6

Section 2.05 Allocation of Purchase Price

6

Section 2.06 Third Party Consents

6

Section 2.07 Closing Deliverables

7

Section 2.08 Tax Withholding

8

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

8

Section 3.01 Organization and Authority of Sellers

8

Section 3.02 Solvency

8

Section 3.03 No Conflicts; Consents

9

Section 3.04 Undisclosed Liabilities

9

Section 3.05 Contracts

9

Section 3.06 Title to Purchased Assets; Real Property

9

Section 3.07 Insurance

12

Section 3.08 Legal Proceedings; Governmental Orders

13

Section 3.09 Compliance With Laws; Permits

13

Section 3.10 Environmental Matters

13

Section 3.11 Taxes

15

Section 3.12 Books and Records

15

Section 3.13 Full Disclosure

15

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

15

Section 4.01 Organization and Authority of Buyer

15

Section 4.02 No Conflicts; Consents

16

Section 4.03 Legal Proceedings

16

ARTICLE V COVENANTS

16

Section 5.01 Confidentiality

16

Section 5.02 Cooperation

16

Section 5.03 Public Announcements

16

Section 5.04 Bulk Sales Laws

17

Section 5.05 Taxes

17

Section 5.06 Tax Clearance Certificates

17

Section 5.07 Further Assurances; Purchased Assets Relationships

17

Section 5.08 Noncompete Within Area of Interest; Non-Solicitation

17

Section 5.09 Noncompete Outside of Area of Interest

17

Section 5.10 Recordation of Deeds

17

ARTICLE VI INDEMNIFICATION

18

Section 6.01 Survival

18

Section 6.02 Indemnification by Sellers and Shareholders

19

Section 6.03 Indemnification by Buyer

19

Section 6.04 General Indemnification Provisions

19

Section 6.05 Recourse

20

ARTICLE VII MISCELLANEOUS

21

Section 7.01 Expenses

21

Section 7.02 Notices

21

Section 7.03 Time is of the Essence

21

Section 7.04 Headings

21

Section 7.05 Severability

21

Section 7.06 Entire Agreement

21

Section 7.07 Successors and Assigns

22

Section 7.08 No Third-party Beneficiaries; No Admissions

22

Section 7.09 Amendment and Modification; Waiver

22

Section 7.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial

22

Section 7.11 Specific Performance; No Punitives

23

Section 7.12 Counterparts

23

Exhibits

Exhibit A

Property Description

Exhibit B

Area of Interest Map

Exhibit C

Form of Warranty Deed

Exhibit D

Form of Quitclaim Deed

Exhibit E

Form of NSR Royalty Agreement

Disclosure Schedule

Section 3.03

Required Consents

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Purchase Agreement”), dated as of May 18, 2018, is entered into by and between New Jersey Mining Company, an Idaho corporation (“Seller”) and Hecla Silver Valley, Inc., a Delaware corporation (“Buyer”). Seller and Buyer are each referred to herein as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, in connection with the transactions contemplated by this Purchase Agreement and the other Transaction Documents (as defined below), on April 20, 2018, Buyer and Seller entered into a Subscription Agreement (the “Subscription Agreement”), pursuant to which, and immediately upon the execution and delivery thereof, Buyer purchased certain equity securities of Seller for an aggregate purchase price of $500,000;

WHEREAS, Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase from Seller, Seller’s Mineral Properties and Mineral Rights, Real Property, Books and Records, Water Rights (if any), and certain related assets described herein subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS, INTERPRETATION, AND CONSTRUCTION

Section 1.01

Definitions. The following terms have the meanings specified or referred to in this Article

I:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, mediation, inquiry, enforcement, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“AOI” has the meaning set forth in Section 5.08.

“Books and Records” has the meaning set forth in Section 2.01(d).

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.

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“Closing” has the meaning set forth in Section 2.04. “Closing Date” has the meaning set forth in Section 2.04.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, obligations, understandings, commitments, and other legally binding arrangements, whether express or implied, written or oral.

“Deed” or “Deeds” has the meaning set forth in Section 2.07(a)(ii).

“Disclosure Schedules” means the Disclosure Schedules and Exhibits delivered by Seller concurrently with the execution and delivery of this Purchase Agreement.

“Encumbrance” means any charge, claim, community or other marital property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

“Environmental Claim” means any Action, Governmental Order, lien, fine, penalty, directive, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, clean-up, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Law” means any currently or hereinafter effective applicable Law, and any Governmental Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the clean-up thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning or relating to the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, handling, discharge, transportation, processing, production, import, export, Release, disposal, distribution, labelling, testing, discharge, control, clean-up, or remediation of any Hazardous Materials. The term “Environmental Law” includes the following (including any state analogues): CERCLA; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, 15

U.S.C.

§§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; the Federal Insecticide & Rodenticide Act, 7 U.S.C. §§ 136 et seq.; and the Mine Safety and Health Act.

“Environmental Notice” means any written directive, notice of violation or infraction, complaint or CERCLA Section 104(e) information request respecting any Environmental Claim relating to actual or alleged non- compliance with any Environmental Law or any term or condition of any Environmental Permit.

“Environmental Permit” means any Permit, letter, clearance, consent, product registration, waiver, closure, exemption or decision required to be obtained under or issued, granted, given, authorized by or made pursuant to Environmental Law or required by a Governmental Authority under Environmental Law.

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“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, consent agreement, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is regulated as hazardous, acutely hazardous, toxic, harmful or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Indemnitee” has the meaning set forth in Section 6.04(a). “Indemnitor” has the meaning set forth in Section 6.04(a).

“Knowledge of Buyer or Buyer’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of any director or officer of Buyer, after due inquiry.

“Knowledge of Seller or Seller’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of any director or officer of Seller, after due inquiry.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, or rule of law of any Governmental Authority.

“Letter Agreement” has the meaning set forth in Section 7.06. “Liabilities” has the meaning set forth in Section 3.04.

“Losses” means losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers.

“Mineral Properties” means those patented and unpatented mining claims and real estate interests and the land, including timber rights on the patented mining claims, associated therewith, and as more particularly described in Exhibit A.

“Mineral Rights” means those mineral and metal concessions, claims, leases, licenses, permits, access rights, development rights and other rights and interests held, under the control of, or used by Seller and necessary to explore for, develop, classify, mine, process or produce minerals, ore or metals for development purposes on the Mineral Properties.

“Notice of Claim” has the meaning set forth in Section 6.04(b). “NSR Royalty Agreement” is defined in Section 2.07(a)(iv). “Party” or “Parties” has the meaning set forth in the preamble.

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“Permits” means all permits, licenses, franchises, approvals, authorizations, conditions, registrations, certificates, variances and similar rights obtained, or required to be obtained or required to be complied with, from Governmental Authorities.

“Permitted Encumbrances” has the meaning set forth in Section 3.06.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

“Proceeding” means any litigation, proceeding, claim, cause of action, action, lawsuit, audit, petition, compliant, charge, prosecution, demand, hearing, inquiry, investigation, validation, review (including any program integrity review), inspection, or other administrative or legal proceeding, mediation, or arbitration (including any appeal or application for review) of any kind or nature, in Law or in equity, before any Governmental Authority, arbitrator or mediator.

“Property Agreements” means the leases, licenses, options, purchase and sale agreements or other instruments to which any of the Mineral Properties or Mineral Rights, including water rights, are held, under the control of, or acquired by Seller, if any.

“Purchase Agreement” has the meaning set forth in the preamble. “Purchase Price” has the meaning set forth in Section 2.03.  “Purchase Price Allocation” has the meaning set forth in Section 2.05. “Purchased Assets” has the meaning set forth in Section 2.01(e). “Real Property” has the meaning set forth in Section 3.06(b).

“Release” means any actual or imminently threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing, or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface, or subsurface strata or within any building, structure, facility, or fixture), including the abandonment or discarding of barrels, drums, containers, tanks, or other receptacles containing or previously- containing any Hazardous Materials, as well as vapor intrusion into buildings.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Restricted Period” has the meaning set forth in Section 5.08. “Seller” has the meaning set forth in the preamble.

“Straddle Period” has the meaning set forth in Section 5.05. “Subscription Agreement” has the meaning set forth in the recitals. “Tax Clearance Certificate” has the meaning set forth in Section 5.06.

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“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, employee benefits, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third-party Claims” has the meaning set forth in Section 6.04(d).

“Transaction Documents” means this Purchase Agreement, the Deeds, the NSR Royalty Agreement, the Assignment Agreement and Bill of Sale, the Subscription Agreement and any other agreements, instruments, and documents required to be executed in connection with the Closing.

“Water Rights” means any and all rights to divert the public waters of the state of Idaho and put them to a beneficial use, in accordance with one’s priority date, which water rights are appurtenant to and used in connection with the Mineral Properties and Mineral Rights.

Section 1.02 Interpretation. For purposes of this Purchase Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive and is used in the inclusive sense of “and/or”; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Purchase Agreement as a whole.

Section 1.03 Construction. Unless the context otherwise requires, references herein: (a) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Purchase Agreement; (b) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (c) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. All words in this Purchase Agreement will be construed to be of such gender or number as the circumstances require. This Purchase Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Purchase Agreement to the same extent as if they were set forth verbatim herein.

ARTICLE II

PURCHASE AND SALE

Section 2.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of any Encumbrances, all of Seller’s right, title and interest in, to and under, whether real, personal or mixed, tangible or intangible, wherever located and whether now existing or hereafter acquired, the following:

(a)

the Property Agreements;

(b)

the Mineral Properties and Mineral Rights and any other Real Property used or held for use in connection with the Purchased Assets;

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(c)

Seller’s Water Rights, if any;

(d)

all originals, or where not available, copies, and digital data of all books and records, including machinery and equipment maintenance files, historical production results, exploration results, historic exploration results, geology, geophysics, geochemistry, exploration, assay, drilling, resource, engineering, and design reports, reserve, resource, and mineralization information and analyses, metallurgical analysis, books, maps, drill hole core and reverse circulation samples and logs, computer imaging, surveys, supplier lists, exploration and development data, quality control records and procedures, research and development files, records and data (including all correspondence with any Governmental Authority), historical material and records, strategic plans, and research and intellectual property files relating to the Purchased Assets set forth in subparts (a), (b), (c) and (e) of this Section

2.01 (“Books and Records”); and

(e)

all rights to any Actions of any nature available to or being pursued by Seller to the extent related to any of the foregoing, whether arising by way of counterclaim or otherwise (collectively, (a) – (e) are referred to as the “Purchased Assets”).

Section 2.02  No Assumption of Liabilities. Buyer will not assume any Liabilities of Seller. Seller will be solely liable for, and will pay, discharge and perform when due, all Liabilities of Seller and all Liabilities arising from or relating to the ownership of the Purchased Assets or the operation of the Seller’s business prior to the Closing Date, whether or not such Liabilities are reflected on Seller’s books and records.

Section 2.03 Purchase Price. The aggregate purchase price for the Purchased Assets (the “Purchase Price”) is equal to the sum of:

(a)

the $200,000 down payment paid by Buyer to Seller in cash by wire transfer on April 13, 2018;

plus

(b)

$2,800,000 (the “Closing Payment”) to be paid by Buyer to Seller in cash by wire transfer at Closing of immediately available funds to an account designated in writing by Seller to Buyer at least two Business Days prior to the Closing.

Section 2.04  Closing. Subject to the terms and conditions of this Purchase Agreement, the purchase of the Purchased Assets and the consummation of the transactions contemplated hereby to occur simultaneously therewith shall take place at a closing (the “Closing”) to be held on the date hereof at 10:00 a.m., Pacific Time, at the offices of New Jersey Mining Company in Coeur d’Alene, Idaho or virtually through electronic or facsimile transmission, or at such other time or on such other date or at such other place as Seller and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.05 Allocation of Purchase Price. Buyer will prepare and deliver to Seller, within sixty (90) days after the Closing Date, an allocation of the Purchase Price among the Purchased Assets (the “Purchase Price Allocation”). Seller will have ten (10) business days after receipt of the Purchase Price Allocation to review and comment on the Purchase Price Allocation, and Buyer will take any reasonable comments into consideration prior to filing any document with respect to the Purchase Price Allocation. Neither of Buyer nor Seller will take or cause to be taken any position or other action inconsistent with the Purchase Price Allocation determined hereunder for any Tax reporting purpose, upon examination of any Tax Return, in any refund claim, or in any proceeding or otherwise, unless otherwise required by a “determination” (within the meaning of Section 1313(a) of the Code or any similar provision of other applicable Law).

Section 2.06 Third-party Consents. To the extent that Seller’s rights under any Contract or Permit constituting a Purchased Asset, or any other Purchased Asset, may not be assigned to Buyer without the consent of another Person which has not been obtained, this Purchase Agreement shall not constitute an agreement to assign

6

the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller, at its expense, shall use its commercially reasonable efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer’s rights under such Purchased Asset so that Buyer would not in effect acquire the benefit of all such rights, Seller, to the maximum extent permitted by Law and such Purchased Asset, shall act after the Closing as Buyer’s agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Law and such Purchased Asset, with Buyer in any other reasonable arrangement designed to provide such benefits to Buyer. To the extent Buyer receives benefits thereunder, Buyer shall assume corresponding obligations and burdens under any such Contract or Permit.

Section 2.07

Closing Deliverables.

(a)

At the Closing, Seller shall deliver to Buyer the following:

(i)

with respect to each Real Property, including each Mineral Property and Mineral Right (but excluding any unpatented mining claims), a warranty deed substantially in the form set forth on Exhibit C (the “Warranty Deed”), duly executed and notarized by Seller;

(ii)

with respect to any unpatented mining claims included in the Purchased Assets, a quitclaim deed, the form of which is set forth in Exhibit D (the “Quitclaim Deed”, and together with the Warranty Deed, the “Deeds”, and each, a “Deed”);

(iii)

a counterpart signature page to an assignment agreement and bill of sale (the “Assignment Agreement and Bill of Sale”), by and between Buyer and Seller;

(iv)

a counterpart signature page to an NSR mining royalty deed and agreement in the form attached hereto as Exhibit E (the “NSR Royalty Agreement”);

(v)

a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by Seller’s board of directors and authorizing the execution, delivery and performance of this Purchase Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby;

(vi)

a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Purchase Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder;

(vii)

evidence that all Encumbrances relating to the Purchased Assets (other than Permitted Encumbrances) have been released in full, in a form satisfactory to Buyer in its sole discretion;

(viii)

a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that Seller is not a foreign person within the meaning of Section 1445 of the Code;

(ix)

copies of all filing, approvals, consents and waivers set forth on Section 3.03 of the Disclosure Schedule;

(x)

evidence of the instruments in which Seller acquired the Mineral Properties, Mineral Rights and Real Property; and

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(i)

such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Purchase Agreement.

(b)

At the Closing, Buyer shall deliver to Seller the following:

(i)

the Closing Payment;

(ii)

a counterpart signature page to the Assignment Agreement and Bill of Sale; and

(iii)

a counterpart signature page to the NSR Royalty Agreement.

Section 2.08 Tax Withholding. Buyer will be entitled to deduct and withhold from payment of the Purchase Price and any other payments contemplated by the Transaction Documents such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld, such amounts will be treated for all purposes hereof as having been paid to Seller or such other Person in respect of whom such withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Seller represents and warrants to Buyer that the statements contained in this Article III are true and complete. Nothing in the Disclosure Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedules identify the exception with reasonable particularity and describe the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty pertains to the existence of the document or other item itself).

Section 3.01 Organization and Authority of Seller. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the state of Idaho. Seller has full power and authority to (a) own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducting, (b) enter into this Purchase Agreement and the other Transaction Documents to which Seller is a party, and (c) to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Purchase Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller. The board of directors of Seller have determined that the Purchase Price is a fair price for the assets to be conveyed by this Purchase Agreement and that the transactions contemplated by the Transaction Documents are in the best interests of Seller and have approved each Transaction Document. Each Transaction Document has been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) each Transaction Document constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting or relating to creditors’ rights generally.

Section 3.02 Solvency. Seller is, and upon Closing will be, solvent, its assets exceed, and after Closing will exceed, its liabilities, and it is able, and after Closing will be able, to pay its bills and obligations in the ordinary course as they become due. No order has been made, petition presented or meeting convened for the purpose of winding up of Seller or any of its Affiliates, or for the appointment of any provisional liquidation or in relation to any other process by which the business is terminated and the assets of Seller (or such Affiliate) are distributed

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amongst the creditors and/or shareholders or other contributors, and there are no proceedings under any applicable insolvency, reorganization or similar laws in any relevant jurisdiction, and no events have occurred which, under applicable Laws, would be reasonably likely to justify any such cases or proceedings. No person has taken any step, legal proceeding or other procedure with a view to the appointment of an administrator or receiver whether out of court or otherwise, in relation to Seller or any of its Affiliates, and no receiver (including any administrative receiver) has been appointed in respect of the whole or any part of any of the property, assets and/or undertaking of Seller or any of its Affiliates nor has any such order been made (including, in any relevant jurisdiction, any other order by which, during the period it is in force, the affairs, business and assets of the company concerned are managed by a person appointed for the purpose by any Governmental Authority). Neither Seller nor any of its Affiliates has taken any step with a view to a suspension of payments or a moratorium of any indebtedness or has made any voluntary arrangement with any of its creditors.

Section 3.03 No Conflicts; Consents. Except as set forth on Section 3.03 of the Disclosure Schedule, the execution, delivery and performance by Seller of this Purchase Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Seller; (b) require any filing by Seller with, or the consent, approval, Permit, or Governmental Order of, any Governmental Authority or conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Seller or the Purchased Assets; require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Seller is a party or by which Seller or the Purchased Assets is bound or to which any of the Purchased Assets are subject (including any Property Agreement) or any Permit affecting the Purchased Assets; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on the Purchased Assets.

Section 3.04   Undisclosed Liabilities.  Seller does not have any liabilities, obligations or commitments of any nature whatsoever with respect to the Purchased Assets, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”).

Section 3.05

Contracts. Except for the Property Agreements, there are no Contracts to which Seller is a party or otherwise bound that relate to the Purchased Assets. Complete and correct copies of each Property Agreement (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to Buyer.

Section 3.06

Title to Purchased Assets; Real Property.

(a)

(a)

Seller is in exclusive possession or control and has good and valid title to, or a valid leasehold interest pursuant to the Property Agreements in, all of the Purchased Assets, including all Real Property, Mineral Properties, and Mineral Rights. All such properties and assets (including leasehold interests) are free and clear of Encumbrances arising from, through, or related to Seller, except for the following (collectively referred to as “Permitted Encumbrances”):

(i)

liens for Taxes not yet due and payable;

(ii)

zoning, building codes and other land use laws regulating the use or occupancy of the Real Property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such Real Property that are not violated by the current use or occupancy of such Real Property;

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(iii)

easements, covenants, conditions, restrictions, and other similar matters of record affecting title to the Real Property that do not, individually or in the aggregate, have any material effect on the Purchased Assets;

(iv)

paramount title of the United States of America (with respect to unpatented mining claims only).

(b)

Exhibit A sets forth each parcel of real property (including the Mineral Properties and Mineral Rights) which are the subject of the Property Agreements or in which Seller has any interest (including patented or unpatented mining claims or exploration development, mining, or access rights) relating to the Purchased Assets, which together with all easements, rights-of-way and other rights and privileges appurtenant thereto are collectively referred to as the “Real Property”). There are no, and there have never been any, buildings, fixtures, structures or improvements situated thereon. With respect to the Real Property, Seller has delivered or made available to Buyer true, complete and correct copies of the deeds and other instruments (as recorded) by which Seller acquired such Real Property, and copies of all title insurance policies, opinions, abstracts and surveys in the possession of Seller and relating to the Real Property. With respect to each parcel of Real Property in which Seller has an interest:

(i)

Seller has good and marketable title, free and clear of all Encumbrances, except Permitted Encumbrances;

(ii)

Seller has not leased or otherwise granted to any Person the right to use or occupy such Real Property or any portion thereof;

(iii)

except as set forth in the Property Agreements, there are no options, back-in rights, earn- in rights, rights of first refusal or similar provisions or rights which would affect Seller’s or Buyer’s interest in the Real Property; and

(iv)

there are no material restrictions on the ability of Seller and its assignees, including Buyer, to use, transfer or exploit the Real Property, except pursuant to applicable Law.

(c)

Other than pursuant to the Property Agreements, Seller does not currently lease any real property.

(d)

The use and operation of the Real Property do not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit or agreement. Seller has not received in the last five years any written notice from any Governmental Authority of any special assessments for public improvements or of any building assessments for public improvements or of any building, safety, fire, or similar defect, deficiency, or hazard relating to the Real Property which remains open, pending, or unresolved. There are no standing buildings, plants, and structures owned or leased by Seller on the Real Property. The uses of the Real Property being made, or contemplated to be made, by Seller do not violate any applicable zoning, subdivision, land use, or other Law. No third party has a right to acquire any interest in the Real Property or in Seller’s interests in the Property Agreements. There is no existing or proposed plan to modify or realign any street or highway or any existing or proposed eminent domain or expropriation Action that would result in the taking of all or part of any parcel of Real Property or that would prevent or hinder the continued use of any such parcel as currently used by Seller. There are no Actions pending nor, to Seller’s Knowledge, overtly threatened against or affecting the Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation.

(e)

Seller has not received any written notice of (i) violations of building codes and/or zoning ordinances or other governmental or regulatory Laws affecting the Real Property, (ii) existing, pending or threatened condemnation proceedings affecting the Real Property, or (iii) existing, pending or threatened zoning, building code or other moratorium proceedings, or similar matters (including any orders, citations, recommendations, or notices of the U.S. Mine Safety Health Administration, U.S. Environmental Protection Agency, or the Bureau of Land

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Management) which could reasonably be expected to adversely affect the ability to operate the Real Property as currently operated. Neither the whole nor any material portion of any Real Property has been damaged or destroyed by fire or other casualty.

(f)

With respect to the Mineral Properties and Mineral Rights (including, as applicable, the Mineral Properties and Mineral Rights in which Seller holds an interest under the Property Agreements):

(i)

Seller is in exclusive possession or control of the right to develop the minerals that are locatable under the Mining Law of 1872, as amended, located in, on or under such Mineral Properties and Mineral Rights;

(ii)

The unpatented mining claims were properly laid out, monumented and the monuments of location for the mining claims are on Federal public land open for mineral claim staking;

(iii)

All required location work was properly performed;

(iv)

Location notices, certificates and mining claim maps were properly recorded and filed with appropriate Governmental Authorities;

(v)

All assessment work has been performed, or fee payments in lieu thereof made, as required to hold the unpatented mining claims through the assessment year ending August 31, 2018;

(vi)

All affidavits of assessment work and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies;

(vii)

There are no outstanding payment obligations due pursuant to the Property Agreements, and any and all payment obligations have been satisfied as of the Closing Date;

(viii)

With respect to each Property Agreement, neither Seller nor, to Seller’s Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under) or has provided or received any notice of any intention to terminate, any such agreement;

(ix)

Seller has the authority under such Property Agreements to perform its obligations under this Purchase Agreement;

(x)

Such Property Agreements are valid, in good standing, binding on Seller in accordance with their terms and in full force and effect;

(xi)

No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Property Agreement or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder;

(xii)

Other than pursuant to the Property Agreements and payments owed to Governmental Authorities, there are no existing mineral production royalties or other payments of any kind which are payable with respect to the Mineral Properties, Mineral Rights, or any ores, minerals and mineral resources or anything else of value that may be mined and produced from the Mineral Properties;

Seller is not a party to, and to Seller’s Knowledge, there is no existing oral or written agreement of any kind which does or could have any adverse impact whatsoever on record or possessory title to the mineral estate of the Mineral Properties, the Mineral Rights, or the access to, exploration, development or mining of same;

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(xiv)

To Seller’s Knowledge, there are no existing restrictions which would have any adverse effect on the right to explore, develop and mine mineral substances from the Mineral Properties, excluding restrictions contained in applicable Laws;

(xv)

Seller has all surface and access rights, including as applicable fee simple estates, leases, easements, rights of way and permits, or licenses from landowners or Governmental Authorities, permitting the use of land by Seller, and other interests that are required for the current state of exploiting the development potential of the Mineral Properties and the Mineral Rights. The Mineral Properties and Mineral Rights are free and clear of all defects, liens and encumbrances and include all mineral concessions, claims, leases, licenses, permits, access rights, timber rights, water rights, and other rights and interest necessary to explore for minerals, ores, or metals and remove timber without any Liability or obligation to pay any commission, royalty, license fee, net smelter return, or any similar payment to any Person and to use, transfer, or exploit the Mineral Properties pursuant to applicable Law, except (A) for Permitted Encumbrances; (B) as expressly disclosed in the Property Agreements; and (C) Permits from Governmental Authorities to develop, mine or produce minerals, ores or metals from the Mineral Properties; and

(xvi)

To the Knowledge of Seller, there are no conflicting claims.

(g)

The Mineral Properties and Mineral Rights are free and clear of all defects, liens and encumbrances and include all mineral concessions, claims, leases, licenses, permits, access rights, timber rights, water rights, and other rights and interest necessary to explore for minerals, ores, or metals and remove timber without any Liability or obligation to pay any commission, royalty, license fee, net smelter return, or any similar payment to any Person and to use, transfer, or exploit the Mineral Properties pursuant to applicable Law, except (i) for Permitted Encumbrances; (ii) as expressly disclosed in the Property Agreements; and (iii) Permits from Governmental Authorities to develop, mine or produce minerals, ores or metals from the Mineral Properties.

(h)

There is no judgment outstanding and no litigation, action, proceeding or governmental investigation is pending or threatened, against it, or the Mineral Properties or Mineral Rights, which would have an adverse effect on the title or interest thereof, nor has any communication been received asserting or threatening any adverse claim to any part of the Mineral Properties or Mineral Rights.

(i)

Seller has made available to Buyer all information and data pertaining to the Mineral Properties and Mineral Rights in its possession or knowledge, including plans of operation; notices of intent; Permits, including those related to exploration drilling, pad and road construction; mining exploration; land and survey records; the existence of minerals within the Mineral Properties, including relevant reserve and resource estimates; metallurgical test work and sampling data; drill data and assay results; the Property Agreements; reclamation and bond release information; and all information concerning record, possessory, legal or equitable title to the Mineral Properties and Mineral Rights which is within its knowledge, possession or control.

(j)

Seller has timely taken all steps necessary and desirable to secure and perfect its interest in its Water Rights, and has not transferred or encumbered any of its Water Rights or timber rights.

Section 3.07 Insurance. Seller has in place, and in the last five years has maintained policies or binders of fire, liability, real and personal property, workers’ compensation, vehicular, fiduciary liability or other casualty and property insurance. With respect to each insurance policy, (a) such insurance policy is legal, valid, binding, enforceable, and in full force and effect and all premiums due and payable to date thereunder have been paid; (b) neither Seller, nor, to Seller’s Knowledge, any other party to such insurance policy is or has been in default or otherwise in breach thereof (including regarding payment of premiums or giving notices); and (c) no event has occurred that (with or without the passage of time or giving of notice) would reasonably be expected to constitute such a default or breach, or permit termination, modification, cancellation or acceleration of any right or obligation under such insurance policy.

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Section 3.08

Legal Proceedings; Governmental Orders.

(a)

There are no, and in the past five years, there have been no, actions pending or, to Seller’s Knowledge, threatened (i) against or by Seller or any of its Affiliates relating to or affecting the Mineral Properties, Mineral Rights, or the Purchased Assets; or (ii) against or by Seller or any Affiliate of Seller that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Purchase Agreement. To Seller’s Knowledge, no event has occurred, or circumstances exist that it reasonably expects to give rise to, or serve as a basis for, any such Action.

(b)

There are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting the Purchased Assets. Seller is in compliance with the terms of each Governmental Order. No event has occurred, or circumstances exist that may constitute or result in (with or without notice or lapse of time) a violation of any such Governmental Order.

Section 3.09

Compliance with Laws; Permits.

(a)

Seller has complied, and is now complying, with all Laws applicable to it or the Purchased Assets, the Mineral Properties, or the Mineral Rights. Seller has not received in the last five years any notice or other communication from any Governmental Authority or any other Person regarding any actual, alleged, or potential violation of, or failure to comply with, any Law.

(b)

All Permits required for the ownership, access, operation, development, maintenance and use of the Purchased Assets, including the Mineral Properties and Mineral Rights, have been obtained by Seller and are valid and in full force and effect, and Seller is in compliance with any and all conditions specified therein. All fees and charges with respect to such Permits as of the Closing Date have been paid in full. No event has occurred, or circumstances exist that, with or without notice or lapse of time or both, is reasonably expected to result in the revocation, suspension, modification, lapse, or limitation of any Permit. Seller has complied with and is in compliance with all Permits. Seller has not received in the last five years any notice or other communication from any Governmental Authority or any other Person regarding (i) any actual, alleged, or potential violation of, or failure to comply with, any Permit, or (ii) any actual, proposed, or potential revocation, suspension, modification, lapse, or limitation of any Permit. All applications required to have been filed for the renewal or reissuance of the Permits have been duly filed on a timely basis with the appropriate Governmental Authorities, and all other filings required to have been made with respect to such Permits have been duly made on a timely basis with the appropriate Governmental Authorities.

Section 3.10

Environmental Matters.

(a)

Seller is currently, and has been, in compliance with all Environmental Laws, and Seller has not received from any Person any: (i) Environmental Notice or Environmental Claim; (ii) written or oral request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date; or (iii) notice of any actual, alleged, or potential obligation on the part of Seller to undertake, or to bear all or any portion of the cost of, any environmental investigations, removal actions, or remedial actions with respect to the Purchased Assets, including, but not limited to, the Mineral Properties, Mineral Rights and Real Property.

(b)

Seller has obtained and is in compliance with all Environmental Permits necessary for the ownership, access, lease, operation or use of the Purchased Assets and all such Environmental Permits are in full force and effect and shall be maintained in full force and effect by Seller through the Closing Date in accordance with Environmental Law, and Seller is not aware of any condition, event or circumstance that might prevent or impede, after the Closing Date, the ownership, access, lease, operation or use of the Purchased Assets in connection with current practice. With respect to any such Environmental Permits, Seller has undertaken, or will undertake

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prior to the Closing Date, all measures necessary to facilitate transferability of the same as required by any Environmental Law, and Seller is not aware of any condition, event or circumstance that might prevent or impede the transferability of the same, nor has it received any Environmental Notice or written communication regarding any material adverse change in the status or terms and conditions of the same.

(c)

None of the Purchased Assets or any real property currently or formerly owned, operated or leased by Seller (including the Mineral Properties) is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any state or similar listing of contaminated or potentially contaminated sites, including databases established for leaking underground storage tanks or voluntary remediations.

(d)

There has been no Release of Hazardous Materials or other action giving rise to any liability under Environmental Law with respect to the Purchased Assets or any real property currently or formerly owned, operated or leased by Seller (including the Mineral Properties), and Seller has not received an Environmental Notice that any real property currently or formerly owned, operated or leased in connection with the Purchased Assets (including soils, groundwater, surface water, buildings and other structure located on any such real property) has been contaminated with any Hazardous Material.

(e)

Seller has none of the following existing at any property or facility owned or operated by Seller which is part of the Purchased Assets: (i) underground storage tanks; (ii) above-ground storage tanks; (iii) asbestos- containing material in any form or condition; (iv) materials or equipment containing polychlorinated biphenyls; (v) landfills, surface impoundments, subsurface vaults, or disposal areas; (vi) abandoned or discarded barrels, drums, containers, tanks, and other receptacles containing (or previously containing) any Hazardous Materials; (vii) chemicals, polymers, mixtures, oils, petroleum-based materials, pesticides, or nuclear or radioactive materials, or other Hazardous Materials, except those imported, commercialized, generated, used, stored, treated, disposed, or otherwise managed in compliance with Environmental Law; or (viii) subsurface conditions that could lead to vapor intrusion issues.

(f)

Seller has no off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by Seller in connection with the Purchased Assets and any predecessors as to which Seller may retain liability, and none of these facilities or locations has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA, or any state or similar list, and Seller has not received any Environmental Notice regarding potential liabilities or potentially responsible party status with respect to such off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by Seller.

(g)

Seller has not retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under Environmental Law.

(h)

Seller has no (i) environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to the Purchased Assets or any currently or formerly owned, operated or leased real property which are in the possession or control of Seller related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials; or (ii) any material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including costs of remediation, pollution control equipment and operational changes).

(i)

There is no event or circumstance concerning the Release or regulation of Hazardous Materials that is reasonably expected to, after the Closing Date, prevent, impede or materially increase the costs associated with the transfer, ownership, lease, operation, performance or use of the Purchased Assets.

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(j)

Neither Seller nor any of its predecessors has imported, treated stored, cleaned, decontaminated, transported, handled, researched, manufactured, labelled, or distributed any substance, product, chemical, mixture, polymer, equipment, or material, including any Hazardous Materials, in violation of, or giving rise to any liability under, any Environmental Law.

(k)

None of the Real Property or any other property formerly owned, leased, or operated by Seller has been subject to any voluntary remediations or clean-ups for historic contamination (conducted either privately or pursuant to any Environmental Law).

Section 3.11

Taxes.

(a)

All Tax Returns required to be filed with respect to the Purchased Assets have been timely filed. Such Tax Returns are complete and correct in all respects and were prepared in compliance with all applicable Laws. All Taxes due and owing by Seller with respect to the Purchased Assets (whether or not shown on any Tax Return), have been timely paid.

(b)

With respect to the Purchased Assets, there are no pending or overtly threatened Actions by any taxing authority, and Seller does not reasonably expect any Governmental Authority to assess any additional Taxes for any period.

(c)

There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon any of the Purchased Assets.

(d)

Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

Section 3.12 Books and Records. The Books and Records are complete and correct and have been maintained in accordance with sound business practices.

Section 3.13 Full Disclosure. The representations and warranties by Seller in this Purchase Agreement and the Disclosure Schedules and any certificate or other document furnished or to be furnished to Buyer pursuant to this Purchase Agreement, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. Seller is not aware of any material facts or circumstances, which have not been disclosed in writing, which should be disclosed to Buyer in order to prevent the representations in this Article III from being misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, Buyer represents and warrants to Seller that the statements contained in this Article IV are true and complete as of the Closing Date.

Section 4.01 Organization and Authority of Buyer. Buyer is a corporation duly formed, validly  existing and in good standing under the Laws of the State of Delaware. Buyer has full corporate power and authority to enter into this Purchase Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Purchase Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Purchase Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Purchase Agreement constitutes a legal, valid and binding

15

obligation of Buyer enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting or relating to creditors’ rights generally.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Purchase Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Buyer; (b) require any filing by Buyer or with, or the consent, approval, Permit, or Governmental Order of, any Governmental Authority or conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice or other action by any Person under any Contract to which Buyer is a party.

Section 4.03 Legal Proceedings. There are no Actions pending or, to Buyer’s Knowledge, overtly threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by the Transaction Documents.

ARTICLE V

COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use their commercially reasonable best efforts to cause their respective Representatives to hold, in confidence any and all confidential or proprietary information, whether written or oral, concerning the business, assets, operations, financial condition, plans, or affairs of the Purchased Assets, the Mineral Properties, the Mineral Rights, or the Property Agreements (whether in verbal, written, graphic, electronic, or other form), except to the extent that Seller can show that such information (a) is generally available to and known by the public through no fault of Seller, or any of its Affiliates or their respective Representatives, (b) is lawfully acquired by Seller, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation, (c) is disclosed with the express written consent of an officer or director of Buyer, or (d) is requested, required, or compelled to be disclosed by applicable Law or Governmental Authority. If Seller or any of its Affiliates or their respective Representatives are so requested, required, or compelled to disclose any information by judicial or administrative process or by other requirements of applicable Law or Governmental Authority, Seller shall promptly so notify Buyer in writing and shall disclose only that portion of such information which Seller is advised by its counsel in writing is so requested, required, or compelled to be disclosed, provided, that Seller shall use commercially reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded to such information.

Section 5.02

Cooperation.

(a)

After the Closing, Seller shall cooperate with Buyer and its counsel and make itself and its Representatives available to Buyer in connection with the institution or defense of any Action, whether existing, threatened, or anticipated, involving or relating to the transactions contemplated by this Purchase Agreement, Buyer, Seller, or the Purchased Assets, including providing testimony, records, and other information.

(b)

If Buyer or any of its Affiliates requests any action to be taken by Seller pursuant to this Section 5.02(b), Buyer shall reimburse for the reasonable out-of-pocket costs and expenses incurred by Seller (unless Buyer or its Affiliate is entitled to indemnification therefor under this Purchase Agreement).

Section 5.03 Public Announcements. Unless otherwise required by applicable Law or any applicable stock exchange requirements (based upon the reasonable advice of counsel), no Party shall make any public announcements in respect of this Purchase Agreement or the other Transaction Documents or the transactions

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contemplated hereby or thereby or otherwise communicate with any news media without the prior written consent of the other Party. Seller must provide Buyer with a written copy of any proposed announcement at least five (5) days in advance of the planned release of such announcement, and Buyer will have the right to modify such announcement at its discretion.

Section 5.04 Bulk Sales Laws. The Parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer; it being understood that any Liabilities arising out of the failure of Seller to comply with the requirements and provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction shall remain with Seller.

Section 5.05  Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other  such Taxes and fees (including any penalties and interest) incurred in connection with this Purchase Agreement and the other Transaction Documents (including any real property transfer Tax and any other similar Tax), if any, shall be borne and paid by Seller when due, and Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary). In the case of any Taxes with respect to the Purchased Assets that relate in whole or in part to periods both prior to and after the Closing Date (“Straddle Period”), such Taxes will be prorated between Buyer and Seller based upon the number of days of the taxable period before and after the Closing Date. The proration of such Taxes will be addressed by direct payment between Buyer and Seller. Buyer will prepare and file, at its expense, all Tax Returns for all such Taxes relating to a Straddle Period.

Section 5.06 Tax Clearance Certificates. If requested by Buyer, Seller shall notify all of the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns of the transactions contemplated by this Purchase Agreement in the form and manner required by such taxing authorities, if the failure to make such notifications or receive any available tax clearance certificate (a “Tax Clearance Certificate”) could subject Buyer or the Purchased Assets to any Taxes of such Seller. If any taxing authority asserts that any Seller is liable for any Tax, Seller shall promptly pay any and all such amounts and shall provide prompt written evidence to Buyer that such liabilities have been paid in full or otherwise satisfied.

Section 5.07  Further Assurances; Purchased Assets Relationships.  Following the Closing, each of the Parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances (including any Books and Records not otherwise delivered to Buyer prior to the Closing) and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Purchase Agreement. Following the Closing, Seller shall cooperate with Buyer in its efforts to continue for the benefit of Buyer those business relationships of Seller relating to the Purchased Assets, including relationships with any consultants, suppliers, licensors, licensees, lessors, and others. Seller shall refer to Buyer all inquiries and communications received by Seller relating to the Purchased Assets after the Closing.

Section 5.08  Noncompete Within Area of  Interest; Non-Solicitation. Seller covenants and agrees  that, for a period beginning on March 23, 2018 and continuing until the date that is five (5) years following the date on which Buyer’s obligations to pay royalties under the NSR Royalty Agreement terminate (the “Restricted Period”), it will not, and it will cause its Affiliates not to, directly or indirectly through any Person, (a) compete with Buyer in any manner within the Area of Interest (“AOI”) as shown on the map attached hereto as Exhibit B;

(b)

engage in any activity in the AOI, whether directly, indirectly, by agreement or otherwise through a third party, which would be adverse to Buyer and the Properties; or (c) acquire any properties within the AOI.

The Parties hereto covenant and agree that, for a period beginning on March 23, 2018 and continuing until the date that is five (5) years following the Closing Date, neither Party will, nor will any Affiliate of a Party, directly or indirectly through any Person, (i) solicit, aid or induce, or attempt to solicit, aid or induce, any employee,

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representative, contractor or agent to leave such employment or retention, as applicable, of either Party or any of their Affiliates or, in the case of employees, to accept employment with or render services to or with any other Person unaffiliated with the original employing Party; or (ii) hire or retain any such employee, or take any action to assist or aid any other Person in identifying, hiring or soliciting any such employee, or otherwise interfere with the relationship between the Party and any employee, representative, contractor or agent (the “Non-Solicitation”).

The Parties agree that the limitations set forth in this Section 5.08 are reasonable and necessary for the protection of Buyer. If any covenant in this Section 5.08 is found to be unreasonable, arbitrary, against public policy, or otherwise not enforceable in accordance with its terms, then such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, or not against public policy, will be effective, binding, and enforceable against the Seller and its Affiliates. The Parties covenant that they will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 5.08. The Parties acknowledge and affirm that a breach of this Section 5.08 cannot be adequately compensated in any Proceeding for damages at Law, and equitable relief would be necessary to protect the non-breaching Party from a violation hereof and from the harm that this Section is intended to prevent. Accordingly, the Parties agree that in the event of any actual or threatened breach of such provisions, the non-breaching Party will (in addition to any other remedies which they may have) be entitled to enforce its rights and the breaching Party’s obligations hereunder not only by a Proceeding or Proceedings for damages, but also by a Proceeding or Proceedings for specific performance, temporary or permanent injunctive relief or other equitable relief in order to enforce or prevent any violations (whether anticipatory, continuing or future) of the provisions hereof (including the extension of the Restricted Period by a period equal to (x) the length of the violation hereof plus (y) the length of any Proceedings necessary to stop such violation) and recover attorneys’ fees and costs for the same, and such relief may be granted without the necessity of proving actual damages or the inadequacy of money damages, or posting bond. In the event of a breach or violation by Seller of any of the provisions hereof, the running of the Restricted Period (but not Seller’s obligations hereunder) will be tolled with respect to Seller during the continuance of any actual breach or violation.

Section 5.09 Noncompete Outside of Area of Interest. Buyer agrees that, for a period beginning on March 23, 2018 and continuing until the date that is one (1) year following the Closing Date, Buyer shall not acquire any properties in the area south of the AOI to Highway NF-9, west to the North Fork of the Coeur d’Alene River and east to the Montana state line.

Section 5.10 Recordation of Deeds. Promptly following the Closing, Buyer will cause each Deed to be recorded with the County Clerk of Shoshone County, Idaho.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Survival. Subject to the limitations and other provisions of this Purchase Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is two years from the Closing Date; provided, that the representations and warranties in Sections 3.01, 3.06, 3.09, 3.10, 3.13, 4.01, 4.03 and 5.08 shall survive indefinitely and the representations and warranties in Section 3.11 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. All covenants and agreements of the Parties contained herein shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching Party to the breaching Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

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Section 6.02 Indemnification by Seller. Seller will indemnify and hold harmless Buyer  and  its affiliates, and their respective officers, directors, managers, shareholders, employees, control persons, affiliates, agents, successors and assigns from any and all Losses suffered, sustained, incurred or paid by them, directly or indirectly arising out of or resulting from or related to: (a) the breach of any representation or warranty by Seller contained in any Transaction Document or in any Disclosure Schedule, agreement, certificate or other document delivered by or on behalf of Seller in connection herewith or therewith, and with respect to any Third-party Claim (as hereinafter defined) alleging facts that, if true, would constitute such a breach; (b) the breach of any covenant or agreement by Seller contained in any Transaction Document or in any Disclosure Schedule, agreement, certificate or other document delivered by or on behalf of Seller in connection herewith or therewith; (c) any and all Liabilities and obligations of, or claims against, Seller; (d) any Taxes of Seller; (e) the ownership or use of the Purchased Assets prior to the Closing; or (f) any noncompliance of Seller with applicable state or other bulk sales or transfer in bulk Laws in connection with the transactions contemplated by the Transaction Documents.

Section 6.03 Indemnification by Buyer. Buyer will indemnify and hold harmless Seller and  its affiliates, and their respective shareholders, officers, directors, managers, employees, control persons, affiliates, agents, successors and assigns from any and all Losses suffered, sustained, incurred or paid by them, directly or indirectly arising out of or resulting from or related to: (a) the breach of any representation or warranty by Buyer contained in any Transaction Document, agreement, certificate or other document delivered by or on behalf of Seller in connection herewith or therewith, and with respect to any Third-party Claim alleging facts that, if true, would constitute such a breach; (b) the breach of any covenant or agreement by Buyer contained in any Transaction Document or in any Disclosure Schedule, agreement, certificate or other document delivered by or on behalf of Seller in connection herewith or therewith; or (c) any Taxes of Buyer.

Section 6.04

General Indemnification Provisions.

(a)

For the purposes of this Section 6.04, the term “Indemnitee” shall refer to the person indemnified, or entitled, or claiming to be entitled to be indemnified, pursuant to the provisions of Section 6.02 or Section 6.03, as the case may be; the term “Indemnitor” shall refer to the person having the obligation to indemnify pursuant to such provisions.

(b)

An Indemnitee shall give written notice (a “Notice of Claim”) to the Indemnitor within ten (10) days after the Indemnitee has knowledge of any claim (including a Third-party Claim, as hereinafter defined) which an Indemnitee has determined has given or could give rise to a right of indemnification under this Purchase Agreement. No failure to give such Notice of Claim shall affect the indemnification obligations of the Indemnitor hereunder, except to the extent Indemnitor can demonstrate such failure materially prejudiced such Indemnitor’s ability to successfully defend the matter giving rise to the claim. The Notice of Claim shall state the nature of the claim, the amount of the Loss, if known, and the method of computation thereof, all with reasonable particularity and containing a reference to the provisions of this Purchase Agreement in respect of which such right of indemnification is claimed or arises. The rights of any party to indemnification or other remedies hereunder will not be affected in any way by any investigation conducted or knowledge acquired at any time by such party with respect thereto and an Indemnitee may make a claim hereunder even where the full amount of the Losses is not yet known.

(c)

If an Indemnitor does not notify in writing the Indemnitee within thirty (30) days after delivery of the Notice of Claim that the Indemnitor disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Indemnitor hereunder. If the Indemnitor makes an objection in writing, the Indemnitee and Indemnitor shall attempt in good faith for fifteen (15) days to agree upon the rights of the respective parties with respect to such claim. If the Indemnitee and Indemnitor should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. If such parties shall not agree, each Indemnitee shall be entitled to initiate proceedings and seek remedies as may be permitted under the terms of this Purchase Agreement and applicable law.

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(d)

The obligations and liabilities of an Indemnitor under this Article VI with respect to Losses arising from claims of any third party that are subject to the indemnification provisions provided for in this Article VI (“Third-party Claims”) shall be governed by the following additional terms and conditions: the Indemnitee shall promptly deliver to the Notice of Claim in accordance with Section 6.04(b) to the Indemnitor, and upon the written agreement of the Indemnitor that it is obligated to indemnify under this Article VI, the Indemnitor shall have the right to assume and control the defense (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate) of such Third-party Claim by appropriate proceedings at its sole cost and expense with counsel reasonably acceptable to the Indemnitee, in which case the Indemnitor shall reasonably settle or prosecute such Third-party Claim to a final conclusion. The Indemnitee will have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnitee except as set forth in subpart (e) below. The Indemnitee shall be kept informed of such Third-party Claim at all stages thereof, whether or not it is so represented. Upon reasonable notice, Indemnitor shall make available to the Indemnitee and its attorneys and accountants all books and records of the Indemnitor relating to such Third-party Claim, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such Third-party Claim.

(e)

Notwithstanding anything in this Article VI to the contrary, the Indemnitee will have the right to conduct and control, through counsel of its choosing, the defense, compromise and settlement of any Third-party Claim that (i) seeks as a remedy an injunction or other equitable or non-monetary relief against the Indemnitee; (ii) the settlement of which may act as an adverse and binding precedent upon the Indemnitee with respect to similar claims or demands; (iii) involves any criminal Proceeding; (iv) creates a conflict of interest between the Indemnitor and Indemnitee; (v) the Indemnitee reasonably concludes that there are defenses available to it which are different from or additional to those available to the Indemnitor; (vi) the Indemnitee reasonably concludes that such Third- party Claim involves to a significant extent matters beyond the scope of the indemnity provisions in this Article VI; or (vii) the settlement of which may have, in the Indemnitee’s reasonable judgment, a material and adverse effect on the Indemnitee. Additionally, the Indemnitor will lose its right to contest, defend, litigate and settle the Third-party Claim if (A) it fails to accept a tender of the defense of the Third-party Claim, (B) it fails to diligently contest the Third-party Claim or (C) it fails to provide the Indemnitee with evidence reasonably satisfactory to the Indemnitee that the Indemnitor has the financial resources to actively and diligently conduct the defense of such Third-party Claim and fulfil the Indemnitor’s indemnification obligations hereunder with respect thereto upon the Indemnitee’s reasonable request therefor. In any such event set forth in this subpart (e), that portion of such fees and expenses reasonably related to matters covered by the indemnity provisions contained in Article VI will be borne by the Indemnitor.

(f)

Notwithstanding the foregoing, no compromise or settlement of any claim shall be made without the consent (not to be unreasonably withheld, conditioned, or delayed) of the Indemnitee unless all Losses related to such claim are paid in full by the Indemnitor or other third-party source, such compromise or settlement results in the full and unconditional release of all claims with no admission of wrongdoing against the Indemnitee and its affiliates by the party asserting such claim, and such compromise or settlement excludes any injunctive or non- monetary relief applicable to the Indemnitee or its Affiliates.

Section 6.05 Recourse. Any indemnification obligations of Seller under this Article VI  may  be satisfied, at Buyer’s election, in cash or by set off against any amounts owed by Buyer to Seller under this Agreement or any other Transaction Document. Any set off hereunder against any amount payable to Seller will not be deemed to modify Seller’s obligations with respect to indemnification or the survival of representations and warranties, nor will any set off serve as a cap on or the sole source of funds to satisfy Seller’s indemnification obligations or otherwise limit Buyer’s remedies hereunder. The exercise of or failure to exercise such right of set off will not constitute an election of remedies or limit in any manner the enforcement of any other remedy that may be available to Buyer.

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ARTICLE VII

MISCELLANEOUS

Section 7.01 Expenses. All costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Purchase Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 7.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the fourth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

If to Seller:

New Jersey Mining Company 201 N. 3rd Street

Coeur d’Alene, ID 83814 Telephone: 208.625.9001 Attention: President

If to Buyer:

Hecla Silver Valley, Inc.

6500 N. Mineral Drive, Suite 200 Coeur d’Alene, ID 83815-9408 Telephone: 208.769.4100 Attention: Exploration Manager

Section 7.03 Time is of the Essence. Time is of the essence with respect to all time periods and due  dates in this Purchase Agreement.

Section 7.04 Headings. The headings in this Purchase Agreement are for reference only and shall not affect the interpretation of this Purchase Agreement.

Section 7.05 Severability. If any term or provision of this Purchase Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Purchase Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Purchase Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 7.06 Entire Agreement. This Purchase Agreement, the other Transaction Documents, the Exhibits and Disclosure Schedules, and that certain Letter Agreement, dated as of April 11, 2018, by and between Buyer and Seller (the “Letter Agreement”) constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, disclosures, understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Purchase Agreement and those in the

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other Transaction Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Purchase Agreement will control. In the event of any inconsistency between the statements in the Letter Agreement and those in this Purchase Agreement, the other Transaction Documents, or the Exhibits and Disclosure Schedules, the statements in this Purchase Agreement, the other Transaction Documents, or the Exhibits and Disclosure Schedules will control.

Section 7.07   Successors and Assigns. This Purchase Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

Section 7.08 No Third-party Beneficiaries; No Admissions. This Purchase Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and except with respect to any Indemnitee, nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Purchase Agreement. All references in this Purchase Agreement, including the Exhibits and Disclosure Schedules, and the Transaction Documents to the enforceability of agreements with third parties, the existence or non-existence of third-party rights, the absence of breaches or defaults by third parties, or similar matters or statements, are intended only to allocate rights and risks between the Parties and are not intended to be admissions against interests, give rise to any inference or proof of accuracy, be admissible against any party by any non-party, or give rise to any claim or benefit to any non-party.

Section 7.09 Amendment and Modification; Waiver. This Purchase Agreement may only  be  amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Purchase Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.10

Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)

This Purchase Agreement and all matters arising out of or relating to this Purchase Agreement shall be governed by and construed in accordance with the internal laws of the State of Idaho without giving effect to any choice or conflict of law provision or rule (whether of the State of Idaho or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Idaho.

(b)

ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS PURCHASE AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MUST BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF IDAHO IN EACH CASE LOCATED IN THE CITY OF COEUR D’ALENE AND COUNTY OF KOOTENAI, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR

22

PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS PURCHASE AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS PURCHASE AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS PURCHASE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10(c).

Section 7.11 Specific Performance; No Punitives. The Parties agree that irreparable damage would occur if any provision of this Purchase Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Remedies for breach of contract shall not be exclusive of remedies in tort. No Party shall seek or be entitled to any punitive, exemplary, speculative, or remote damages from any other Party, whether in contract or tort, in any claim, suit, or proceeding arising from or related to this Purchase Agreement or the transactions contemplated hereby.

Section 7.12 Counterparts. This Purchase Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Purchase Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

NEW JERSEY MINING COMPANY

By  /s/ John Swallow

Name: John Swallow

Title: President/CEO

HECLA SILVER VALLEY, INC.

By  /s/ Dean W.A. McDonald

Name: Dean W.A. McDonald

Title:  President

Signature Page for Purchase Agreement

Exhibit A

PROPERTY DESCRIPTION

Patented Mining Claims

Eight (8) Patented Mining Claims located in Section 9, Township 50 North, Range 5 East, B.M. Shoshone County, Idaho (surface rights only):

CLAIM NAME	MINERAL SURVEY NUMBER
St. Paul	MS #634
Baker (75% only)	MS #635
Beehive Mountain Rose	MS #1262
Crown Point Emma	MS #1403
Belcher Best	MS #1650

Unpatented Mining Claims

One Hundred Six (106) Unpatented Mining Claims located in Sections 4-10, 14-17, and 21-26, Township 50 North, Range 5 East, and Sections 22 and 30, Township 50 North, Range 6 East, B.M. Shoshone County, Idaho:

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
CA 5	IMC190484	50N 5E 22	NW, SW	CA Anomaly
CA 7	IMC190486	50N 5E 22	NW, SW	CA Anomaly
GB #1	IMC190049	50N 6E 30	NW, SW	Gold Butte
GB #2	IMC190050	50N 6E 30	NW, SW	Gold Butte
GB #3	IMC190051	50N 6E 30	SW	Gold Butte
GB #4	IMC190052	50N 6E 30	SW, SE	Gold Butte
GB #5	IMC190053	50N 6E 30	NW	Gold Butte
GB #6	IMC190054	50N 6E 30	NW	Gold Butte
GB #11	IMC192101	50N 6E 30	NW, SW	Gold Butte
GR #1	IMC191235	50N 5E 15	SE	Golden Reward
GR #2	IMC191236	50N 5E 15	SE	Golden Reward
GR #3	IMC191237	50N 5E 15	SW, SE	Golden Reward
GR #4	IMC192649	50N 5E 15	NE, SE	Golden Reward
GR #5	IMC192650	50N 5E 15	NE, SE	Golden Reward
GR #6	IMC192651	50N 5E 15	NE, SE	Golden Reward
GR #7	IMC192652	50N 5E 14	NW, SW	Golden Reward
		50N 5E 15	NE, SE

Exhibit A

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
GR #8	IMC192653	50N 5E 15	SE	Golden Reward
GR #9	IMC192654	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #10	IMC192655	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #11	IMC192656	50N 5E 15	SW, SE	Golden Reward
		50N 5E 22	NE, NW
GR #12	IMC192657	50N 5E 15	SW, SE	Golden Reward
		50N 5E 22	NW
GR #13	IMC193968	50N 5E 14	NW, SW	Golden Reward
		50N 5E 15	SE
GR #14	IMC193969	50N 5E 14	SW	Golden Reward
		50N 5E 15	SE
		50N 5E 22	NE
GR #15	IMC193970	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #32	IMC193987	50N 5E 14	SW	Golden Reward
		50N 5E 15	SE
		50N 5E 22	NE
		50N 5E 23	NW
GR #33	IMC193988	50N 5E 22	NE	Golden Reward
		50N 5E 23	NW
WHITE GOLD #1	IMC184441	50N 5E 6	SE	Lost Eagle
		50N 5E 7	NE
WHITE GOLD #5	IMC186197	50N 5E 5	SW	Lost Eagle
		50N 5E 6	SE
		50N 5E 7	NE
IN #1	IMC192088	50N 5E 23	SE	Independence
		50N 5E 24	SW
		50N 5E 25	NW
		50N 5E 26	NE
IN #2	IMC192089	50N 5E 23	SE	Independence
		50N 5E 24	SW
LB #1	IMC200026	50N 5E 9	NE, SE	Little Baldy
		50N 5E 10	NW
LB #2	IMC200027	50N 5E 9	NE, SE	Little Baldy
LB #3	IMC200028	50N 5E 9	NE	Little Baldy
LB #4	IMC200029	50N 5E 9	NE, NW	Little Baldy
LB #5	IMC200030	50N 5E 9	NW	Little Baldy
LB #6	IMC200031	50N 5E 9	NW	Little Baldy

Exhibit A

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
LB #7	IMC200032	50N 5E 4	SW	Little Baldy
		50N 5E 9	NW
LB #8	IMC200033	50N 5E 9	NE, NW	Little Baldy
LB #9	IMC200034	50N 5E 9	NE, NW	Little Baldy
LB #10	IMC200035	50N 5E 9	SE	Little Baldy
LB #11	IMC200036	50N 5E 9	NE, SE	Little Baldy
LB #12	IMC200037	50N 5E 9	NE, SE	Little Baldy
LB #13	IMC200038	50N 5E 9	NE, NW, SW, SE	Little Baldy
LB #14	IMC200039	50N 5E 9	NW, SW	Little Baldy
LB #15	IMC200040	50N 5E 9	NW, SW	Little Baldy
LB #16	IMC200041	50N 5E 8	NE	Little Baldy
		50N 5E 9	NW
LB #17	IMC200042	50N 5E 9	SE	Little Baldy
LB #18	IMC200043	50N 5E 9	SE	Little Baldy
LB #19	IMC200044	50N 5E 9	SW, SE	Little Baldy
LB #20	IMC200045	50N 5E 9	SW	Little Baldy
LB #21	IMC200046	50N 5E 9	SW	Little Baldy
LB #22	IMC200047	50N 5E 9	NW, SW	Little Baldy
LB #23	IMC200048	50N 5E 8	NE, SE	Little Baldy
		50N 5E 9	NW, SW
LB #24	IMC200049	50N 5E 9	SE	Little Baldy
		50N 5E 16	NE
LB #25	IMC200050	50N 5E 9	SE	Little Baldy
		50N 5E 16	NE, NW
LB #26	IMC200051	50N 5E 9	SW, SE	Little Baldy
		50N 5E 16	NW
LB #27	IMC200052	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #28	IMC200053	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #29	IMC200054	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #30	IMC200055	50N 5E 8	SE	Little Baldy
		50N 5E 9	SW
		50N 5E 16	NW
		50N 5E 17	NE
LB #31	IMC200056	50N 5E 8	SE	Little Baldy
LB #32	IMC200057	50N 5E 16	NE, NW, SW, SE	Little Baldy
LB #33	IMC200058	50N 5E 16	NE, NW	Little Baldy
LB #34	IMC200059	50N 5E 16	NW	Little Baldy

Exhibit A

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
LB #35	IMC200060	50N 5E 16	NW	Little Baldy
LB #36	IMC200061	50N 5E 16	NW	Little Baldy
LB #37	IMC200062	50N 5E 16	NW	Little Baldy
		50N 5E 17	NE
LB #38	IMC200063	50N 5E 8	SE	Little Baldy
		50N 5E 16	NW
		50N 5E 17	NE
LB #39	IMC200064	50N 5E 8	SE	Little Baldy
MR #1	IMC191684	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	NE, SE
MR #2	IMC191685	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	SE
MR #3	IMC191686	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	NE
MR #4	IMC191687	50N 5E 15	NW, SW	Mineral Ridge
MR #5	IMC191688	50N 5E 15	NW	Mineral Ridge
		50N 5E 16	NE
MR #6	IMC191689	50N 5E 16	NE, SE	Mineral Ridge
MR #7	IMC191690	50N 5E 16	SE	Mineral Ridge
MR #8	IMC191691	50N 5E 16	SE	Mineral Ridge
		50N 5E 21	NE
MR #9	IMC191692	50N 5E 15	SW	Mineral Ridge
		50N 5E 16	SE
		50N 5E 21	NE
MR #10	IMC194007	50N 5E 15	NW, SW	Mineral Ridge
MR #11	IMC194008	50N 5E 15	SW	Mineral Ridge
MR #12	IMC194009	50N 5E 9	SE	Mineral Ridge
		50N 5E 10	SW
		50N 5E 15	NW
		50N 5E 16	NE
MR #15	IMC194012	50N 5E 15	SW	Mineral Ridge
		50N 5E 16	SE
		50N 5E 21	NE
		50N 5E 22	NW
MR #19	IMC194016	50N 5E 9	SE	Mineral Ridge
		50N 5E 16	NE
MR #21	IMC194018	50N 5E 16	NE	Mineral Ridge
MR #22	IMC194019	50N 5E 16	NE	Mineral Ridge
MR #25	IMC194022	50N 5E 16	NE, SW, SE	Mineral Ridge
MR #26	IMC194023	50N 5E 16	NE, SE	Mineral Ridge

Exhibit A

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
PS1	IMC196609	50N 5E 19	SW	Progress
PS3	IMC196611	50N 5E 19	SW	Progress
PS5	IMC196613	50N 5E 19	SW	Progress
PS7	IMC196615	50N 5E 19	SW	Progress
PS9	IMC196617	50N 5E 19	SW, SE	Progress
PS10	IMC196618	50N 5E 19	SW, SE	Progress
		50N 5E 30	NE, NW
JB #22	IMC195807	50N 5E 19	NW	Progress
JB #23	IMC195808	50N 5E 19	NW, SW	Progress
JB #24	IMC195809	50N 5E 19	NW, SW	Progress
JB #25	IMC195810	50N 5E 19	NW, SW	Progress
JB #29	IMC197692	50N 5E 19	NW	Progress
		50N 4E 24	NE
JB #30	IMC197693	50N 5E 19	NW, SW	Progress
		50N 4E 24	NE, SE
ST #24	IMC198307	50N 5E 12	NE, SE	Silent Creek
ST #25	IMC198308	50N 5E 12	NE, SE	Silent Creek
SL #6	IMC190479	50N 5E 23	NW, SW	Snowslide
SL #8	IMC193952	50N 5E 23	NW	Snowslide
SL #9	IMC193953	50N 5E 23	NW	Snowslide
SL #12	IMC193956	50N 5E 23	NW, SW	Snowslide
TE 10	IMC195917	50N 5E 14	NW, SW	Telluride
		50N 5E 23	NW

Exhibit A

N
Legend
Area of Interest
Hecla Ownership Prior to 3-23-2018 (Not Subject to NJMC 2% NSR)
NJMC Unpatented Claims Included in Aquisition
Hecla Unpatented Claims
Hecla Patented Mineral Rights
Land Closed To Mineral Entry
Cadastral (Section)
Cadastral (Township-Range)
051N 004E
051N 005E
050N 004E
050N 005E
050N 006E
0 0.5 1 2 Miles

Group No.	Group Name
1	Lost Eagle
2	Progress
3	Mineral Ridge
4	Golden Reward
5	Telluride
6	Snowslide
7	CA
8	Independence
9	Silent Creek
10	Gold Butte
11	Little Baldy

Exhibit B
Area of Interest Map
Shoshone County, ID

Drawn By	A. Douglass
Drafted By	A. Douglass
Approved By	S. Petroni
Date	9 April 2018
Scale	NTS
File Name	[illegible]

Exhibit C

Exhibit C

Form of Warranty Deed

RECORDING REQUESTED BY & RETURN TO:

Land Department

Hecla Silver Valley, Inc.

6500 North Mineral Drive, Suite 200 Coeur d’Alene, ID 83815-9408

WARRANTY DEED

THIS CONVEYANCE is made and effective this 18th day of May, 2018, by and between NEW JERSEY MINING COMPANY (“Grantor”), the address of which is 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, and HECLA SILVER VALLEY, INC., a Delaware corporation, (“Grantee”), the address of which is 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho 83815-9408.

W I T N E S S E T H

THAT THE SAID GRANTOR, for and in consideration of the sum of ten dollars ($10.00), lawful money of the United States of America, and other good and valuable consideration to it in hand paid by the said Grantee, the receipt whereof which is hereby acknowledged, has granted, bargained and sold and by these presents does grant, bargain, sell, convey and confirm unto the said Grantee, and Grantee’s successors and assigns forever, all of Grantor’s right, title and interest in the surface estate in and to certain patented mining claims, more particularly described in Exhibit A, attached hereto and by this reference incorporated herein.

TOGETHER WITH any and all ores, metals, oil, gas, minerals and all veins and lodes of mineral- bearing rock therein and all dips, spurs and angles thereof, and water and timber rights, if any, that are appurtenant to the Property.

TOGETHER WITH, all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues and profits thereof; and all estate, right, title and interest in and to the Property, as well in law as in equity, of the said Grantor.

TO HAVE AND TO HOLD, all and singular the Property unto Grantee and its successors and assigns forever.

GRANTOR, its successors and assigns, shall and will warrant and by these presents forever defend the premises in the quiet and peaceable possession of the Grantee, its successors and assigns, and against all and every person and persons, lawfully claiming the same shall and will warrant and by these presents forever defend except claims arising from taxes and assessments for the year 2018 and thereafter.

Exhibit C

IN WITNESS WHEREOF, Grantor has caused this Warranty Deed to be executed as of the date first hereinabove written.

GRANTOR:

NEW JERSEY MINING COMPANY

By: /s/ John Swallow

Name: John Swallow

Title: President/CEO

ACKNOWLEDGEMENT

STATE OF IDAHO

)

) ss.

County of Kootenai     )

ON THIS 18th day of May, 2018, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared John Swallow, known or identified to me to be the President/CEO of New Jersey Mining Company, the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.

/s/ Monique D. Hayes

Notary Public

Residing at: Coeur d’Alene, ID

My Commission Expires: 2/23/23

Exhibit C

EXHIBIT “A”

TO WARRANTY DEED PROPERTY DESCRIPTION

Patented Mining Claims located in Section 9, Township 50 North, Range 5 East, B.M. Shoshone County, Idaho (surface rights only):

CLAIM NAME	MINERAL SURVEY NUMBER
St. Paul	MS #634
Baker (75% only)	MS #635
Beehive Mountain Rose	MS #1262
Crown Point Emma	MS #1403
Belcher Best	MS #1650

Exhibit C

Exhibit D

Form of Quitclaim Deed

RECORDING REQUESTED BY & RETURN TO:

Land Department

Hecla Silver Valley, Inc.

6500 North Mineral Drive, Suite 200 Coeur d’Alene, ID 83815-9408

QUITCLAIM DEED

THIS INDENTURE, is made and effective this 18th day of May, 2018, by and between NEW JERSEY MINING COMPANY, an Idaho corporation, (“Grantor”), the address of which is 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, and HECLA SILVER VALLEY, INC., a Delaware corporation, (“Grantee”), the address of which is 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho 83815- 9408.

W I T N E S S E T H:

That the Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00), lawful money of the United States of America and other good and valuable consideration to it in hand paid by the Grantee, the receipt whereof is hereby acknowledged, does by these presents remise, release and forever quitclaim unto the said Grantee, and its successors and assigns all of Grantor’s right, title and interest, including after acquired title, in the surface and mineral rights in the unpatented mining claims more particularly described in Exhibit A, attached hereto and by this reference incorporated herein.

TOGETHER WITH all ores, metals, oil, gas, minerals and all veins and lodes of mineral-bearing rock therein and all dips, spurs and angles thereof.

TO HAVE AND TO HOLD, all of the right, title and interest of Grantor in and to the Property, together with the tenements, hereditaments and appurtenances thereto belonging to or appertaining to, and any reversions, remainders, rents, issues, or profits thereof unto Grantee and to its successors and assigns forever.

Exhibit D

IN WITNESS WHEREOF, said Grantor has hereunto subscribed its name the day and year first above written.

GRANTOR:

NEW JERSEY MINING COMPANY

By: /s/ John Swallow

Name: John Swallow

Title: President/CEO

ACKNOWLEDGEMENT

STATE OF IDAHO

)

) ss.

County of Kootenai

)

ON THIS  18th day of May, 2018, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared John Swallow, known or identified to me to be the President/CEO of New Jersey Mining Company, the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.

/s/ Monique Hayes

Notary Public

Residing at: Coeur d’Alene, ID

My Commission Expires: 2/23/23

Exhibit D

EXHIBIT “A”

TO QUITCLAIM DEED

PROPERTY DESCRIPTION

One Hundred Six (106) Unpatented Mining Claims located in Section 24, Township 50 North, Range 4 East, Sections 4-10, 14-17, and 21-26, Township 50 North, Range 5 East, and Sections 22 and 30, Township 50 North, Range 6 East, B.M. Shoshone County, Idaho:

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
CA 5	IMC190484	50N 5E 22	NW, SW	CA Anomaly
CA 7	IMC190486	50N 5E 22	NW, SW	CA Anomaly
GB #1	IMC190049	50N 6E 30	NW, SW	Gold Butte
GB #2	IMC190050	50N 6E 30	NW, SW	Gold Butte
GB #3	IMC190051	50N 6E 30	SW	Gold Butte
GB #4	IMC190052	50N 6E 30	SW, SE	Gold Butte
GB #5	IMC190053	50N 6E 30	NW	Gold Butte
GB #6	IMC190054	50N 6E 30	NW	Gold Butte
GB #11	IMC192101	50N 6E 30	NW, SW	Gold Butte
GR #1	IMC191235	50N 5E 15	SE	Golden Reward
GR #2	IMC191236	50N 5E 15	SE	Golden Reward
GR #3	IMC191237	50N 5E 15	SW, SE	Golden Reward
GR #4	IMC192649	50N 5E 15	NE, SE	Golden Reward
GR #5	IMC192650	50N 5E 15	NE, SE	Golden Reward
GR #6	IMC192651	50N 5E 15	NE, SE	Golden Reward
GR #7	IMC192652	50N 5E 14	NW, SW	Golden Reward
		50N 5E 15	NE, SE
GR #8	IMC192653	50N 5E 15	SE	Golden Reward
GR #9	IMC192654	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #10	IMC192655	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #11	IMC192656	50N 5E 15	SW, SE	Golden Reward
		50N 5E 22	NE, NW
GR #12	IMC192657	50N 5E 15	SW, SE	Golden Reward
		50N 5E 22	NW
GR #13	IMC193968	50N 5E 14	NW, SW	Golden Reward
		50N 5E 15	SE
GR #14	IMC193969	50N 5E 14	SW	Golden Reward
		50N 5E 15	SE

Exhibit D

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
		50N 5E 22	NE
GR #15	IMC193970	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #32	IMC193987	50N 5E 14	SW	Golden Reward
		50N 5E 15	SE
		50N 5E 22	NE
		50N 5E 23	NW
GR #33	IMC193988	50N 5E 22	NE	Golden Reward
		50N 5E 23	NW
WHITE GOLD #1	IMC184441	50N 5E 6	SE	Lost Eagle
		50N 5E 7	NE
WHITE GOLD #5	IMC186197	50N 5E 5	SW	Lost Eagle
		50N 5E 6	SE
		50N 5E 7	NE
IN #1	IMC192088	50N 5E 23	SE	Independence
		50N 5E 24	SW
		50N 5E 25	NW
		50N 5E 26	NE
IN #2	IMC192089	50N 5E 23	SE	Independence
		50N 5E 24	SW
LB #1	IMC200026	50N 5E 9	NE, SE	Little Baldy
		50N 5E 10	NW
LB #2	IMC200027	50N 5E 9	NE, SE	Little Baldy
LB #3	IMC200028	50N 5E 9	NE	Little Baldy
LB #4	IMC200029	50N 5E 9	NE, NW	Little Baldy
LB #5	IMC200030	50N 5E 9	NW	Little Baldy
LB #6	IMC200031	50N 5E 9	NW	Little Baldy
LB #7	IMC200032	50N 5E 4	SW	Little Baldy
		50N 5E 9	NW
LB #8	IMC200033	50N 5E 9	NE, NW	Little Baldy
LB #9	IMC200034	50N 5E 9	NE, NW	Little Baldy
LB #10	IMC200035	50N 5E 9	SE	Little Baldy
LB #11	IMC200036	50N 5E 9	NE, SE	Little Baldy
LB #12	IMC200037	50N 5E 9	NE, SE	Little Baldy
LB #13	IMC200038	50N 5E 9	NE, NW, SW, SE	Little Baldy
LB #14	IMC200039	50N 5E 9	NW, SW	Little Baldy
LB #15	IMC200040	50N 5E 9	NW, SW	Little Baldy
LB #16	IMC200041	50N 5E 8	NE	Little Baldy
		50N 5E 9	NW
LB #17	IMC200042	50N 5E 9	SE	Little Baldy

Exhibit D

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
LB #18	IMC200043	50N 5E 9	SE	Little Baldy
LB #19	IMC200044	50N 5E 9	SW, SE	Little Baldy
LB #20	IMC200045	50N 5E 9	SW	Little Baldy
LB #21	IMC200046	50N 5E 9	SW	Little Baldy
LB #22	IMC200047	50N 5E 9	NW, SW	Little Baldy
LB #23	IMC200048	50N 5E 8	NE, SE	Little Baldy
		50N 5E 9	NW, SW
LB #24	IMC200049	50N 5E 9	SE	Little Baldy
		50N 5E 16	NE
LB #25	IMC200050	50N 5E 9	SE	Little Baldy
		50N 5E 16	NE, NW
LB #26	IMC200051	50N 5E 9	SW, SE	Little Baldy
		50N 5E 16	NW
LB #27	IMC200052	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #28	IMC200053	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #29	IMC200054	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #30	IMC200055	50N 5E 8	SE	Little Baldy
		50N 5E 9	SW
		50N 5E 16	NW
		50N 5E 17	NE
LB #31	IMC200056	50N 5E 8	SE	Little Baldy
LB #32	IMC200057	50N 5E 16	NE, NW, SW, SE	Little Baldy
LB #33	IMC200058	50N 5E 16	NE, NW	Little Baldy
LB #34	IMC200059	50N 5E 16	NW	Little Baldy
LB #35	IMC200060	50N 5E 16	NW	Little Baldy
LB #36	IMC200061	50N 5E 16	NW	Little Baldy
LB #37	IMC200062	50N 5E 16	NW	Little Baldy
		50N 5E 17	NE
LB #38	IMC200063	50N 5E 8	SE	Little Baldy
		50N 5E 16	NW
		50N 5E 17	NE
LB #39	IMC200064	50N 5E 8	SE	Little Baldy
MR #1	IMC191684	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	NE, SE
MR #2	IMC191685	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	SE
MR #3	IMC191686	50N 5E 15	NW, SW	Mineral Ridge

Exhibit D

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
		50N 5E 16	NE
MR #4	IMC191687	50N 5E 15	NW, SW	Mineral Ridge
MR #5	IMC191688	50N 5E 15	NW	Mineral Ridge
		50N 5E 16	NE
MR #6	IMC191689	50N 5E 16	NE, SE	Mineral Ridge
MR #7	IMC191690	50N 5E 16	SE	Mineral Ridge
MR #8	IMC191691	50N 5E 16	SE	Mineral Ridge
		50N 5E 21	NE
MR #9	IMC191692	50N 5E 15	SW	Mineral Ridge
		50N 5E 16	SE
		50N 5E 21	NE
MR #10	IMC194007	50N 5E 15	NW, SW	Mineral Ridge
MR #11	IMC194008	50N 5E 15	SW	Mineral Ridge
MR #12	IMC194009	50N 5E 9	SE	Mineral Ridge
		50N 5E 10	SW
		50N 5E 15	NW
		50N 5E 16	NE
MR #15	IMC194012	50N 5E 15	SW	Mineral Ridge
		50N 5E 16	SE
		50N 5E 21	NE
		50N 5E 22	NW
MR #19	IMC194016	50N 5E 9	SE	Mineral Ridge
		50N 5E 16	NE
MR #21	IMC194018	50N 5E 16	NE	Mineral Ridge
MR #22	IMC194019	50N 5E 16	NE	Mineral Ridge
MR #25	IMC194022	50N 5E 16	NE, SW, SE	Mineral Ridge
MR #26	IMC194023	50N 5E 16	NE, SE	Mineral Ridge
PS1	IMC196609	50N 5E 19	SW	Progress
PS3	IMC196611	50N 5E 19	SW	Progress
PS5	IMC196613	50N 5E 19	SW	Progress
PS7	IMC196615	50N 5E 19	SW	Progress
PS9	IMC196617	50N 5E 19	SW, SE	Progress
PS10	IMC196618	50N 5E 19	SW, SE	Progress
		50N 5E 30	NE, NW
JB #22	IMC195807	50N 5E 19	NW	Progress
JB #23	IMC195808	50N 5E 19	NW, SW	Progress
JB #24	IMC195809	50N 5E 19	NW, SW	Progress
JB #25	IMC195810	50N 5E 19	NW, SW	Progress
JB #29	IMC197692	50N 5E 19	NW	Progress
		50N 4E 24	NE

Exhibit D

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
JB #30	IMC197693	50N 5E 19	NW, SW	Progress
		50N 4E 24	NE, SE
ST #24	IMC198307	50N 5E 12	NE, SE	Silent Creek
ST #25	IMC198308	50N 5E 12	NE, SE	Silent Creek
SL #6	IMC190479	50N 5E 23	NW, SW	Snowslide
SL #8	IMC193952	50N 5E 23	NW	Snowslide
SL #9	IMC193953	50N 5E 23	NW	Snowslide
SL #12	IMC193956	50N 5E 23	NW, SW	Snowslide
TE 10	IMC195917	50N 5E 14	NW, SW	Telluride
		50N 5E 23	NW

Exhibit D

Exhibit E

NSR ROYALTY AGREEMENT

ROYALTY DEED AND AGREEMENT

between

HECLA SILVER VALLEY, INC.

and

NEW JERSEY MINING COMPANY

Little Baldy Area Project Shoshone County, Idaho

Exhibit E

ROYALTY DEED AND AGREEMENT

THIS INDENTURE (this “Indenture”) is entered into and made effective this 18th day of May, 2018, (the “Effective Date”) by and between HECLA SILVER VALLEY, INC., a Delaware corporation, with its principal place of business at 6500 N. Mineral Drive, Suite 200, Coeur d’Alene, Idaho 83815-9408 (hereinafter referred to as “Grantor”) and NEW JERSEY MINING COMPANY, an Idaho corporation, with its principal place of business at 201 N. 3rd Street, Coeur d’Alene, Idaho 83814 (hereinafter referred to as “Grantee”).

RECITALS

WHEREAS, Grantor and Grantee are parties to that certain unrecorded Asset Purchase Agreement dated May 18, 2018, (the “Agreement”), pursuant to which Grantor acquired certain assets from Grantee, including the properties set forth on Exhibit A hereto (the “Purchased Properties”);

WHEREAS, Grantee and Grantor have elected to enter into this Indenture, pursuant to which Grantor will pay Grantee royalty payments with respect to certain materials produced on the Purchased Properties and certain other properties currently owned or hereinafter acquired by Grantor;

NOW, THEREFORE, in consideration of the premises, the mutual promises, obligations set forth herein, and other good and valuable consideration (the receipt and sufficiency of which Grantor and Grantee hereby acknowledge), the Parties hereby agree as follows:

SECTION 1 – DEFINITIONS

In this Indenture the following definitions shall apply:

A.

“Abandonment” has the meaning set forth in Section 10(E).

B.

“Abandoned Properties” has the meaning set forth in Section 10(E).

C.

“Affiliate” shall mean any person, partnership, joint venture, corporation or other entity or form of enterprise that directly or indirectly controls, is controlled by, or is under common control with, a Party. For purposes of the preceding sentence, “control” means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of a majority of voting securities, contract, ability to appoint a majority of a board of directors, voting trust or otherwise.

D.

“Area of Interest” means the area set forth on Exhibit B.

Exhibit E

E.

“Commercial Production” shall mean any period of time during which a mine on one or more of the Properties is producing or selling Extracted Materials to one or more third party purchasers on a commercial basis.

F.

“Dollars” or “$” shall mean United States Dollars.

G.

“Effective Date” has the meaning set forth in the Preamble.

H.

“Expenses” shall mean the following costs and expenses if actually incurred by Grantor:

(i)

Government royalties, production taxes, and ad valorem taxes, but excluding without limitation any and all taxes based upon the net or gross income of Grantor or other operator of the Properties;

(ii)

Royalties payable under any deeds, leases or agreements other than this Indenture pursuant to which any of the Properties are acquired subsequent to March 23, 2018;

(iii)

Charges and costs, if any, for transportation (including loading, freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation) of Extracted Materials from Grantor’s mill or other final processing plant to places where such Extracted Materials are smelted, refined and/or sold or otherwise disposed of;

(iv)

Charges, costs (including handling, processing, interest, provisional settlement fees, sampling, assaying and representation costs, and other processor deductions) and all penalties, if any, charged by a smelter or refiner of the Extracted Materials, including any such charges or costs associated with the SX-EW (Solvent Extraction and Electro-winning) process.

(v)

Costs or charges of any nature for or in connection with insurance, storage, or representation at a smelter or refinery for Extracted Materials; and

(vi)

Actual fees and brokerage costs paid to third parties, if any, for facilitating the sale of Extracted Materials.

In the event smelting or refining are carried out in facilities owned or controlled, in whole or in part, by Grantor, then charges, costs and penalties for such smelting or refining shall mean the amount Grantor would have incurred if such smelting or refining were carried out at facilities not owned or controlled by Grantor then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by Grantor with respect to such smelting and refining.

Exhibit E

I.

“Extracted Materials” means, collectively, all Minerals, Ores and Intermediate Products mined, extracted or recovered from the Properties.

J.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non- governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

K.

“Grantee” has the meaning set forth in the Preamble.

L.

“Grantor” has the meaning set forth in the Preamble.

M.

“Gross Proceeds” shall mean the actual amounts paid or payable to Grantor from the sale or other dispositions of Extracted Materials.

N.

“Intermediate Product,” whether singular or plural, shall mean a concentrate, precipitate, doré or other product between the stage of ore and refined product metal produced by chemical or gravitational treatment of Ores and Minerals.

O.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, or rule of law of any Governmental Authority.

P.

“Minerals,” whether singular or plural, shall mean any and all mineral substances of any nature, metallic or non-metallic, EXCEPT oil, gas, or other liquid or gaseous hydrocarbon substances; radioactive minerals; sand, gravel, aggregates, or building stone or any other material not subject to location under the General Mining Law of 1872, as amended.

Q.

“Net Smelter Returns” or “NSR” shall mean the Gross Proceeds less Expenses.

R.

“NSR Royalty” has the meaning set forth in Section 2(A).

S.

“NSR Royalty Area” means the area set forth on Exhibit B.

T.

“Ores,” whether singular or plural, shall mean all Minerals which in the sole discretion of Grantor justify either (i) mining, extracting, or recovering from the Properties and selling or delivering to a purchaser or a processing plant for physical or chemical treatment, or (ii) treating in place on the Properties by chemical, solution, or other methods; and shall also include all mineral-bearing solutions, natural or introduced, recovered by Grantor from the Properties and sold or processed by Grantor, and all mineral and non- mineral components of all such materials and solutions.

Exhibit E

U.

“Parties” shall mean Grantor and Grantee.

V.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

W.

“Proceeding” means any litigation, proceeding, claim, cause of action, action, lawsuit, audit, petition, compliant, charge, prosecution, demand, hearing, inquiry, investigation, validation, review (including any program integrity review), inspection, or other administrative or legal proceeding, mediation, or arbitration (including any appeal or application for review) of any kind or nature, in Law or in equity, before any Governmental Authority, arbitrator or mediator.

X.

“Properties” means, collectively (i) the Purchased Properties and (ii) each property or claim located within the NSR Royalty Area that is acquired by Grantor on or after March 23, 2018.

Y.

“Restricted Period” has the meaning set forth in Section 5.

Z.

“Test Lot” or “Test Lots” shall have the meaning assigned to it in Section

4(D).

All other words shall have their common definition unless specifically defined elsewhere herein.

SECTION 2 - THE ROYALTY

A.

Royalty. Grantor shall pay Grantee a production royalty consisting of two percent (2%) of the NSR on Extracted Materials sold to third parties (the “NSR Royalty”). Grantor shall be permitted to sell Extracted Materials to an Affiliate of Grantor, provided that such Extracted Materials are sold to such Affiliate at prices and on terms no less favorable than those that would be extended to an unaffiliated third party under similar circumstances. All NSR Royalty payments shall be made by Grantor to Grantee within thirty (30) days after the end of the calendar quarter in which proceeds from the sale of Extracted Materials are actually received by Grantor.

B.

Repurchase of Portion of NSR Royalty. At any time following the Effective Date, Grantor shall have the right to purchase one half of the NSR Royalty (thus reducing the NSR Royalty from 2.0% to 1.0%) by paying to Grantee the sum of One Million Dollars ($1,000,000).

C.

Method of Payment. Any payments required to be made by Grantor to Grantee hereunder may be made in cash, check or wire transfer, in the sole discretion of Grantor, and may be personally delivered or deposited in the mail, postage pre-paid and registered or certified, with return receipt requested and addressed to Grantee at the address specified in Section 10(A), below. Such personal delivery or deposit in the mail shall be

Exhibit E

deemed timely payment thereof. Upon making payment to Grantee, Grantor shall be relieved of any further responsibility for such payment to Grantee, and any of its successors or assigns. Grantee shall, within thirty (30) days after receipt of such payment, deliver to Grantor a receipt that is acceptable to the United States Tax Authorities.

D.

Nature of Royalty/No Partnership. The NSR Royalty is a strictly passive and non-participating interest and shall not entitle Grantee to participate in any decisions whatsoever concerning the Properties or operations thereon. Nothing herein shall be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between Parties.

SECTION 3 - BINDING EFFECT

All of the covenants, conditions, and terms of this Indenture shall bind and inure to the benefit of the Parties, and their respective successors and assigns.

SECTION 4 - ADMINISTRATION OF ROYALTY

A.

Payments/Inspections. At such time as Grantor makes NSR Royalty payments, Grantor shall provide Grantee with a statement showing in reasonable detail the computation of such NSR Royalty payments. Each quarterly statement furnished to Grantee shall be deemed to be correct and binding on Grantee unless, within ninety (90) days of receipt thereof, Grantee notifies Grantor in writing that it disputes the correctness of such statement and specifies its objections in detail. Grantor shall maintain true and correct records of all Extracted Materials mined and sold from the Properties, and Grantor shall permit Grantee to inspect, at Grantee’s sole cost and expense, the books and records of Grantor which are pertinent to the determination of the NSR Royalty, at any reasonable time during normal business hours, provided such inspection does not interfere unreasonably with Grantor’s operations or procedures. Such inspection must be conducted by Grantee, an accounting firm of recognized standing, at least one of whose members is a member of the American Institute of Certified Public Accountants, or by others agreed to by the Parties. All NSR Royalty payments made during each calendar year shall be considered final and in full satisfaction of all obligations of Grantor with respect thereto, unless Grantee gives the Grantor written notice describing and setting forth a specific objection to the determination thereof within six (6) months following the end of the calendar year during which such NSR Royalty payments were paid.

B.

Stockpiled and Commingled Ores and Minerals. Grantor shall have the right of mixing or commingling, at any location and either underground or at the surface, any Extracted Materials with any ores, metals, minerals, or mineral products mined from other lands, provided that, if Grantor does so commingle Extracted Materials produced from the Properties with ores, metals, minerals, or mineral products mined from other lands, Grantor shall determine in accordance with customary practices, the weight or volume of the Extracted Materials with ores, metals, minerals, or mineral products mined from other lands, and shall sample and analyze all ores, metals, minerals and mineral products before the same are so mixed or commingled. Such sampling and analysis shall

Exhibit E

include metal content and recovery factors. Any such determination of weight or volume, sampling and analysis shall be made in accordance with sound and generally accepted sampling and analytic practices and procedures. The weight or volume and the analysis so derived shall be used as the basis of allocation of NSR Royalty payments to Grantee hereunder in the event of a sale by Grantor of materials so mixed or commingled.

C.

Inspection. Grantee, at its sole risk and expense, shall have access to the Properties for inspection during normal business hours in such manner and upon such notice to Grantor as to not unreasonably hinder or interrupt the operations of Grantor.

D.

Test Lots. Grantor shall have the right to mine, beneficiate or otherwise process amounts of Extracted Materials reasonably necessary for sampling, assaying, metallurgical testing and evaluating the production potential of the Properties (“Test Lot”) without initiating the obligation to make NSR Royalty payments thereon, provided that no Extracted Materials are recovered from such evaluations on Test Lot(s) and sold to a third party. Subject to Section 2(A), Grantor agrees to pay the NSR Royalty from Test Lot(s) if Extracted Materials are recovered therefrom and sold to a third party.

SECTION 5 - COVENANT NOT TO COMPETE

Grantee covenants and agrees that, for a period beginning on March 23, 2018 and continuing until the date that is five (5) years following the date on which Grantor’s obligations to pay NSR Royalties under this Indenture terminate (the “Restricted Period”), it will not, and it will cause its Affiliates not to, directly or indirectly through any Person, compete with Grantor in any manner within the Area of Interest; (B) engage in any activity in the Area of Interest, whether directly, indirectly, by agreement or otherwise through a third party, which would be adverse to Grantor and the Properties; or (C) acquire any properties within the Area of Interest. Grantee agrees that the covenants and obligations contained in this Section 5 are a material inducement to Grantor entering into this Indenture. Grantee acknowledges and agrees that the limitations set forth in this Section 5 are reasonable and necessary for the protection of Grantor. If any covenant in this Section 5 is found to be unreasonable, arbitrary, against public policy, or otherwise not enforceable in accordance with its terms, then such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, or not against public policy, will be effective, binding, and enforceable against the Grantee and its Affiliates. Grantee covenants that it will not challenge the reasonableness or enforceability of any of the covenants set forth in this Section 5. Grantee acknowledges and affirms that a breach of this Section 5 by Grantee cannot be adequately compensated in any Proceeding for damages at Law, and equitable relief would be necessary to protect Grantor from a violation hereof and from the harm that this Section 5 is intended to prevent. Accordingly, Grantee agrees that in the event of any actual or threatened breach of such provisions, Grantor will (in addition to any other remedies which they may have) be entitled to enforce its rights and Grantee’s obligations hereunder not only by a Proceeding or Proceedings for damages, but also by a Proceeding or Proceedings for specific performance, temporary or permanent injunctive relief or other

Exhibit E

equitable relief in order to enforce or prevent any violations (whether anticipatory, continuing or future) of the provisions hereof (including the extension of the Restricted Period by a period equal to (x) the length of the violation hereof plus (y) the length of any Proceedings necessary to stop such violation) and recover attorneys’ fees and costs for the same. In the event of a breach or violation by Grantee of any of the provisions hereof, the running of the Restricted Period (but not Grantee’s obligations hereunder) will be tolled with respect to Grantee during the continuance of any actual breach or violation. Notwithstanding any other provision hereof, if Grantee (i) breaches the provisions of this Section 5 and (ii) fails to cure such breach within 30 days after receiving written notice of such breach from Grantor, Grantor may, in its sole discretion, terminate this Indenture.

SECTION 6 - CONFIDENTIALITY

Grantee agrees that it will not, without the prior written consent of Grantor, which shall not be unreasonably withheld, disclose in any public disclosure, or to any third party, this Indenture, the terms of this Indenture, nor the fact that the parties have entered into this Indenture or any information relating to the operations of Grantor acquired pursuant to this Indenture, except as required by applicable law, stock exchange or regulatory authority having jurisdiction over such matter. Grantee must provide Grantor with a written copy of any proposed announcement at least five (5) days in advance of the planned release of such announcement, and Grantor will have the right to modify such announcement at its discretion.

SECTION 7 - GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

A.

Governing Law. This Indenture and all matters arising out of or relating to this Indenture shall be governed by and construed in accordance with the internal laws of the State of Idaho without giving effect to any choice or conflict of law provision or rule (whether of the State of Idaho or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Idaho.

B.

SUBMISSION TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF IDAHO IN EACH CASE LOCATED IN THE CITY OF COEUR D’ALENE AND COUNTY OF KOOTENAI, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM

Exhibit E

IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

C.

WAIVER OF TRIAL BY JURY. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS INDENTURE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS INDENTURE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(C).

SECTION 8 - SPECIFIC PERFORMANCE; NO PUNITIVE DAMAGES.

The Parties agree that irreparable damage would occur if any provision of this Indenture were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Remedies for breach of contract shall not be exclusive of remedies in tort. No Party shall seek or be entitled to any punitive, exemplary, speculative, or remote damages from any other Party, whether in contract or tort, in any claim, suit, or proceeding arising from or related to this Indenture or the transactions contemplated hereby.

SECTION 9 - NO IMPLIED COVENANTS

There are no implied covenants in this Indenture other than good faith and fair dealing. All decisions to explore for, develop, produce Extracted Materials or market such materials and products, shall be at the sole discretion of Grantor. If after commencing Commercial Production, Grantor determines in its sole discretion that it desires to temporarily or permanently decrease, shutdown or cease Commercial Production for any reason, it shall have the right to do so in its sole and absolute discretion.

SECTION 10 - MISCELLANEOUS PROVISIONS.

A.

Notices. All notices and other communications to either Party shall be in writing and delivered to the Party’s representative below, either: (i) personally; (ii) by commercial courier; (iii) by telephone facsimile; or (iv) by e-mail of a PDF document (with confirmation of transmission). Notices sent shall be deemed effective on the date of delivery; provided that (x) if the date of the delivery is a Saturday, Sunday or holiday observed by the U.S. Postal Service Postal, or, (y) in the case of notices sent via telephone facsimile or e-mail, if the notice is sent after normal business hours of the recipient, the notice shall be effective the next business day after the date of actual delivery.

Grantee:	Grantor:

New Jersey Mining Company	Hecla Silver Valley, Inc.
201 N. 3rd Street	6500 N. Mineral Drive, Suite 200
Coeur d’Alene, ID 83814	Coeur d’Alene, ID 83815-9408
Telephone: 208.625.9001	Telephone: 208.769.4100
Attention: President	Facsimile: 208769.4612
Attention: Exploration Manager

B.

Amendment. No change, modification or amendment of this Indenture shall be valid or binding upon the Parties unless the change, modification or amendment is in writing and properly executed by all Parties.

C.

Assignment. This Indenture is binding upon and inures to the benefit of the heirs, successors, representatives, and assigns of each Party, but no rights, obligations, or liabilities of Grantee hereunder will be assignable without the prior written consent of Grantor, which consent shall not be unreasonably withheld. Grantor may assign this Indenture and its obligations hereunder, without Grantee’s consent, to any person or entity

(i)

with which Grantor may merge or consolidate, or (ii) to which Grantor may sell or transfer the Properties.

D.

Entire Indenture and Interpretations. This Indenture contains the entire understanding and agreement of the Parties with respect to its subject matter. There are no other conditions, agreements, representations, warranties or understandings, express or implied. The division of this Indenture into sections and the use of headings are solely for the convenience of reference and shall not be used in its interpretation.

E.

Abandonment of Properties. Subject to the terms of this Section 10(E), Grantor, its successors or assigns, shall have the unfettered right at any time after the Effective Date, to relinquish or abandon all or any part of its interests in the Properties (“Abandonment”). Not less than thirty (30) days prior to any Abandonment, Grantor shall deliver to Grantee a notice in writing indicating the part or parts of the Properties to be relinquished or abandoned (the “Abandoned Properties”). If, within thirty (30) days of receipt of such notice, Grantee delivers to Grantor a written notice stating Grantee’s intention to acquire all or part of the Abandoned Properties, Grantor will deliver to Grantee duly executed recordable transfers of Grantor’s interest in the Abandoned Properties, free and clear of all liens, charges and encumbrances arising from the operations of Grantor. For the avoidance of doubt, the provisions of this Section 10(E) will not apply to any sale, transfer or other disposition by Grantor of all or any part of Grantor’s interests in the Properties to a third party.

Exhibit E

F.

Short-Form Royalty Deed. At Grantor’s request, Grantee and Grantor will execute and record. a short-form Royalty Deed, in a mutually acceptable form, sufficient to constitute public notice of the rights and interests granted by this Indenture in the county or counties in which the Properties are located. This Indenture shall not be recorded.

IN WITNESS WHEREOF, the Grantor and Grantee have executed this Indenture effective on the day and year first above written.

Grantor:

HECLA SILVER VALLEY, INC.

By: /s/ Dean W.A. McDonald

           Dean W.A. McDonald

(Print Name)

Its:      President

Grantee:

NEW JERSEY MINING COMPANY

By: /s/ John Swallow

            John Swallow

(Print Name)

Its:       President/CEO

Exhibit E

ACKNOWLEDGEMENT

Province of British Columbia, Canada

)

)ss.

City of Vancouver

)

On this 18th day of May, 2018, personally appeared before me, a Notary Public, Dean W.A. McDonald, the President, of Hecla Silver Valley, Inc., a Delaware corporation, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged he executed the above instrument and acknowledged said instrument to be his voluntary act and deed made on behalf of said corporation and for the uses and purposes therein mentioned.

/s/ Michael C. Varabioff

Notary Public

Residing at Vancouver, B.C., Canada

My Commission Expires:  N/A

Exhibit E

ACKNOWLEDGEMENT

STATE OF Idaho

)

)ss.

COUNTY OF Kootenai

)

On this 18th

day of May

, 2018, personally appeared before me, a Notary Public, John Swallow    ,   the    President     , of New Jersey Mining Company, an Idaho corporation, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged he executed the above instrument and acknowledged said instrument to be his voluntary act and deed made on behalf of said corporation and for the uses and purposes therein mentioned.

/s/ Monique D. Hayes

Notary Public

Residing at Coeur d’Alene, ID

My Commission Expires:  2/23/23

Exhibit E

EXHIBIT “A”

PURCHASED PROPERTIES

Patented Mining Claims

Eight (8) Patented Mining Claims located in Section 9, Township 50 North, Range 5 East, B.M. Shoshone County, Idaho (surface rights only):

CLAIM NAME	MINERAL SURVEY NUMBER
St. Paul	MS #634
Baker (75% only)	MS #635
Beehive Mountain Rose	MS #1262
Crown Point Emma	MS #1403
Belcher Best	MS #1650

Unpatented Mining Claims

One Hundred Six (106) Unpatented Mining Claims located in Sections 4-10, 14-17, and 21-26, Township 50 North, Range 5 East, and Sections 22 and 30, Township 50 North, Range 6 East, B.M. Shoshone County, Idaho:

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
CA 5	IMC190484	50N 5E 22	NW, SW	CA Anomaly
CA 7	IMC190486	50N 5E 22	NW, SW	CA Anomaly
GB #1	IMC190049	50N 6E 30	NW, SW	Gold Butte
GB #2	IMC190050	50N 6E 30	NW, SW	Gold Butte
GB #3	IMC190051	50N 6E 30	SW	Gold Butte
GB #4	IMC190052	50N 6E 30	SW, SE	Gold Butte
GB #5	IMC190053	50N 6E 30	NW	Gold Butte
GB #6	IMC190054	50N 6E 30	NW	Gold Butte
GB #11	IMC192101	50N 6E 30	NW, SW	Gold Butte
GR #1	IMC191235	50N 5E 15	SE	Golden Reward
GR #2	IMC191236	50N 5E 15	SE	Golden Reward
GR #3	IMC191237	50N 5E 15	SW, SE	Golden Reward
GR #4	IMC192649	50N 5E 15	NE, SE	Golden Reward
GR #5	IMC192650	50N 5E 15	NE, SE	Golden Reward
GR #6	IMC192651	50N 5E 15	NE, SE	Golden Reward
GR #7	IMC192652	50N 5E 14	NW, SW	Golden Reward
		50N 5E 15	NE, SE
GR #8	IMC192653	50N 5E 15	SE	Golden Reward
GR #9	IMC192654	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE

Exhibit E

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
GR #10	IMC192655	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #11	IMC192656	50N 5E 15	SW, SE	Golden Reward
		50N 5E 22	NE, NW
GR #12	IMC192657	50N 5E 15	SW, SE	Golden Reward
		50N 5E 22	NW
GR #13	IMC193968	50N 5E 14	NW, SW	Golden Reward
		50N 5E 15	SE
GR #14	IMC193969	50N 5E 14	SW	Golden Reward
		50N 5E 15	SE
		50N 5E 22	NE
GR #15	IMC193970	50N 5E 15	SE	Golden Reward
		50N 5E 22	NE
GR #32	IMC193987	50N 5E 14	SW	Golden Reward
		50N 5E 15	SE
		50N 5E 22	NE
		50N 5E 23	NW
GR #33	IMC193988	50N 5E 22	NE	Golden Reward
		50N 5E 23	NW
WHITE GOLD #1	IMC184441	50N 5E 6	SE	Lost Eagle
		50N 5E 7	NE
WHITE GOLD #5	IMC186197	50N 5E 5	SW	Lost Eagle
		50N 5E 6	SE
		50N 5E 7	NE
IN #1	IMC192088	50N 5E 23	SE	Independence
		50N 5E 24	SW
		50N 5E 25	NW
		50N 5E 26	NE
IN #2	IMC192089	50N 5E 23	SE	Independence
		50N 5E 24	SW
LB #1	IMC200026	50N 5E 9	NE, SE	Little Baldy
		50N 5E 10	NW
LB #2	IMC200027	50N 5E 9	NE, SE	Little Baldy
LB #3	IMC200028	50N 5E 9	NE	Little Baldy
LB #4	IMC200029	50N 5E 9	NE, NW	Little Baldy
LB #5	IMC200030	50N 5E 9	NW	Little Baldy
LB #6	IMC200031	50N 5E 9	NW	Little Baldy
LB #7	IMC200032	50N 5E 4	SW	Little Baldy
		50N 5E 9	NW
LB #8	IMC200033	50N 5E 9	NE, NW	Little Baldy

Exhibit E

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
LB #9	IMC200034	50N 5E 9	NE, NW	Little Baldy
LB #10	IMC200035	50N 5E 9	SE	Little Baldy
LB #11	IMC200036	50N 5E 9	NE, SE	Little Baldy
LB #12	IMC200037	50N 5E 9	NE, SE	Little Baldy
LB #13	IMC200038	50N 5E 9	NE, NW, SW, SE	Little Baldy
LB #14	IMC200039	50N 5E 9	NW, SW	Little Baldy
LB #15	IMC200040	50N 5E 9	NW, SW	Little Baldy
LB #16	IMC200041	50N 5E 8	NE	Little Baldy
		50N 5E 9	NW
LB #17	IMC200042	50N 5E 9	SE	Little Baldy
LB #18	IMC200043	50N 5E 9	SE	Little Baldy
LB #19	IMC200044	50N 5E 9	SW, SE	Little Baldy
LB #20	IMC200045	50N 5E 9	SW	Little Baldy
LB #21	IMC200046	50N 5E 9	SW	Little Baldy
LB #22	IMC200047	50N 5E 9	NW, SW	Little Baldy
LB #23	IMC200048	50N 5E 8	NE, SE	Little Baldy
		50N 5E 9	NW, SW
LB #24	IMC200049	50N 5E 9	SE	Little Baldy
		50N 5E 16	NE
LB #25	IMC200050	50N 5E 9	SE	Little Baldy
		50N 5E 16	NE, NW
LB #26	IMC200051	50N 5E 9	SW, SE	Little Baldy
		50N 5E 16	NW
LB #27	IMC200052	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #28	IMC200053	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #29	IMC200054	50N 5E 9	SW	Little Baldy
		50N 5E 16	NW
LB #30	IMC200055	50N 5E 8	SE	Little Baldy
		50N 5E 9	SW
		50N 5E 16	NW
		50N 5E 17	NE
LB #31	IMC200056	50N 5E 8	SE	Little Baldy
LB #32	IMC200057	50N 5E 16	NE, NW, SW, SE	Little Baldy
LB #33	IMC200058	50N 5E 16	NE, NW	Little Baldy
LB #34	IMC200059	50N 5E 16	NW	Little Baldy
LB #35	IMC200060	50N 5E 16	NW	Little Baldy
LB #36	IMC200061	50N 5E 16	NW	Little Baldy
LB #37	IMC200062	50N 5E 16	NW	Little Baldy

Exhibit E

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
		50N 5E 17	NE
LB #38	IMC200063	50N 5E 8	SE	Little Baldy
		50N 5E 16	NW
		50N 5E 17	NE
LB #39	IMC200064	50N 5E 8	SE	Little Baldy

MR #1	IMC191684	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	NE, SE
MR #2	IMC191685	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	SE
MR #3	IMC191686	50N 5E 15	NW, SW	Mineral Ridge
		50N 5E 16	NE
MR #4	IMC191687	50N 5E 15	NW, SW	Mineral Ridge
MR #5	IMC191688	50N 5E 15	NW	Mineral Ridge
		50N 5E 16	NE
MR #6	IMC191689	50N 5E 16	NE, SE	Mineral Ridge
MR #7	IMC191690	50N 5E 16	SE	Mineral Ridge
MR #8	IMC191691	50N 5E 16	SE	Mineral Ridge
		50N 5E 21	NE
MR #9	IMC191692	50N 5E 15	SW	Mineral Ridge
		50N 5E 16	SE
		50N 5E 21	NE
MR #10	IMC194007	50N 5E 15	NW, SW	Mineral Ridge
MR #11	IMC194008	50N 5E 15	SW	Mineral Ridge
MR #12	IMC194009	50N 5E 9	SE	Mineral Ridge
		50N 5E 10	SW
		50N 5E 15	NW
		50N 5E 16	NE
MR #15	IMC194012	50N 5E 15	SW	Mineral Ridge
		50N 5E 16	SE
		50N 5E 21	NE
		50N 5E 22	NW
MR #19	IMC194016	50N 5E 9	SE	Mineral Ridge
		50N 5E 16	NE
MR #21	IMC194018	50N 5E 16	NE	Mineral Ridge
MR #22	IMC194019	50N 5E 16	NE	Mineral Ridge

Exhibit E

Claim Name	Serial Number	Township Range Section	Subdiv	Claim Group
MR #25	IMC194022	50N 5E 16	NE, SW, SE	Mineral Ridge
MR #26	IMC194023	50N 5E 16	NE, SE	Mineral Ridge
PS1	IMC196609	50N 5E 19	SW	Progress
PS3	IMC196611	50N 5E 19	SW	Progress
PS5	IMC196613	50N 5E 19	SW	Progress
PS7	IMC196615	50N 5E 19	SW	Progress
PS9	IMC196617	50N 5E 19	SW, SE	Progress
PS10	IMC196618	50N 5E 19	SW, SE	Progress
		50N 5E 30	NE, NW
JB #22	IMC195807	50N 5E 19	NW	Progress
JB #23	IMC195808	50N 5E 19	NW, SW	Progress
JB #24	IMC195809	50N 5E 19	NW, SW	Progress
JB #25	IMC195810	50N 5E 19	NW, SW	Progress
JB #29	IMC197692	50N 5E 19	NW	Progress
		50N 4E 24	NE
JB #30	IMC197693	50N 5E 19	NW, SW	Progress
		50N 4E 24	NE, SE
ST #24	IMC198307	50N 5E 12	NE, SE	Silent Creek
ST #25	IMC198308	50N 5E 12	NE, SE	Silent Creek
SL #6	IMC190479	50N 5E 23	NW, SW	Snowslide
SL #8	IMC193952	50N 5E 23	NW	Snowslide
SL #9	IMC193953	50N 5E 23	NW	Snowslide
SL #12	IMC193956	50N 5E 23	NW, SW	Snowslide
TE 10	IMC195917	50N 5E 14	NW, SW	Telluride
		50N 5E 23	NW

Exhibit E

EXHIBIT “B”

NSR ROYALTY AREA AND AREA OF INTEREST

Exhibit E

DISCLOSURE SCHEDULE

Section 3.03

REQUIRED CONSENTS

Section 1445 Certificate (attached)

Disclosure Schedule

Section 1445 Certificate

Section 1445 of the lnternal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the prope1ty and not the disregarded entity. To inform the transferee (buyer) that with holding of tax is not required upon the disposition of a U.S. real property interest by New Jersey Mining Company, the undersigned hereby certifies the following on behalf of New Jersey Mining Company:

1.

New Jersey Mining Company is not a foreign corporation, foreign partnership, foreign trust , or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations) ;

2.

New Jersey Mining Company is not a disregarded entity as defined in § 1.l445- 2(b)(2)(iii) of the Income Tax Regulations;

3.

New Jersey Mining Company's U.S. employer identification number is 82-0490295; and

4.

New Jersey Mining Company's office address is 201 N. 3rd St., Coeur d'Alene, ID 838 14.

New Jersey Mining Company understands that this Certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of pe1jury, I declare that I have examined this Certification and, to the best of my knowledge and belief, it is true, correct, and complete with respect to New Jersey Mining Company, and I further declare that I have authority to sign this document on behalf of New Jersey Mining Company.

Date: May 10, 2018

New Jersey Mining Company

By: /s/ John Swallow, President and CEO